===============================================================================

===============================================================================

                                                                   Exhibit 10(5)

                     AMENDED AND RESTATED CREDIT AGREEMENT



                                 by and among



                                TAMBRANDS INC.,


                              TAMBRANDS LIMITED,


                           THE LENDERS PARTY HERETO,


                                      AND


                             THE BANK OF NEW YORK,

                                    AS AGENT


                               ================


                                 $150,000,000


                               ================



                         Dated as of September 6, 1994



===============================================================================

===============================================================================

                               TABLE OF CONTENTS

1. DEFINITIONS......................................................  2

     1.1 Defined Terms..............................................  2
     1.2 Other Definitional Provisions.............................. 17

2. AMOUNT AND TERMS OF LOANS........................................ 17

     2.1 A Loans.................................................... 17
     2.2 Procedure for A Borrowings................................. 18
     2.3 B Loans and Procedure for B Borrowings..................... 20
     2.4 Notes...................................................... 24
     2.5 Reduction of Commitments................................... 25
     2.6 Prepayments of the Loans................................... 25
     2.7 Conversions/Continuations.................................. 26
     2.8 Interest Rate and Payment Dates............................ 28
     2.9 Substituted Interest Rate.................................. 29
     2.10 Taxes; Net Payments....................................... 30
     2.11 Illegality................................................ 31
     2.12 Increased Costs........................................... 31
     2.13 Indemnification for Loss.................................. 33
     2.14 Option to Fund............................................ 34
     2.15 Use of Proceeds........................................... 35
     2.16 Capital Adequacy.......................................... 35
     2.17 Transaction Record........................................ 36
     2.18 Extension of Termination Date............................. 36
     2.19 Substitution of Lender.................................... 38

3. FEES; PAYMENTS................................................... 39

     3.1 Facility Fee............................................... 39
     3.2 Auction Fee................................................ 39
     3.3 Utilization Fee............................................ 39
     3.4 Pro Rata Treatment and Application of Principal
         Payments................................................... 40

4. REPRESENTATIONS AND WARRANTIES................................... 41

     4.1 Significant Subsidiaries................................... 41
     4.2 Corporate Existence and Power.............................. 41
     4.3 Corporate Authority........................................ 41
     4.4 Governmental Body Approvals................................ 42
     4.5 Binding Agreement.......................................... 42
     4.6 Litigation................................................. 42
     4.7 No Conflicting Agreements.................................. 43
     4.8 Taxes...................................................... 43
     4.9 Compliance with Applicable Laws............................ 43
     4.10 Governmental Regulations.................................. 44

     4.11 Property.................................................. 44
     4.12 Federal Reserve Regulations; Use of Loan
          Proceeds.................................................. 44
     4.13 No Misrepresentation...................................... 44
     4.14 Burdensome Obligations.................................... 44
     4.15 Plans..................................................... 45
     4.16 Financial Statements...................................... 45
     4.17 Environmental Matters..................................... 46
     4.18 Indebtedness.............................................. 46

5. CONDITIONS TO LENDING - FIRST LOANS.............................. 46

     5.1 Evidence of Corporate Action............................... 47
     5.2 Good Standing Certificates................................. 47
     5.3 Notes...................................................... 47
     5.4 Opinion of Counsel to the Company.......................... 47
     5.5 Opinion of Special Counsel................................. 48
     5.6 Fees of Special Counsel.................................... 48
     5.7 Form U-1................................................... 48
     5.8 Other Documents............................................ 48

6. CONDITIONS OF LENDING - ALL LOANS................................ 48

     6.1 Compliance................................................. 48
     6.2 Borrowing Request.......................................... 49
     6.3 Loan Closings.............................................. 49

7. AFFIRMATIVE COVENANTS............................................ 49

     7.1 Financial Statements....................................... 49
     7.2 Certificates; Other Information............................ 50
     7.3 Legal Existence............................................ 51
     7.4 Taxes...................................................... 51
     7.5 Insurance.................................................. 52
     7.6 Payment of Indebtedness and Performance of
         Obligations................................................ 52
     7.7 Condition of Property...................................... 52
     7.8 Observance of Legal Requirements; ERISA.................... 52
     7.9 Inspection of Property; Books and Records;
         Discussions................................................ 53
     7.10 Licenses, Etc............................................. 53
     7.11 Debt Service Ratio........................................ 53
     7.12 Leverage Ratio............................................ 53

8. NEGATIVE COVENANTS............................................... 53

     8.1 Liens...................................................... 53
     8.2 Merger and Acquisition..................................... 54
     8.3 Sale of Assets............................................. 54
     8.4 Compliance with ERISA...................................... 54

     8.5 Business Changes........................................... 55
     8.6 Liquidation of Subsidiaries................................ 55

9. DEFAULT.......................................................... 55

     9.1 Events of Default.......................................... 55

10. THE AGENT....................................................... 58

     10.1 Appointment............................................... 58
     10.2 Delegation of Duties...................................... 59
     10.3 Exculpatory Provisions.................................... 59
     10.4 Reliance by Agent......................................... 59
     10.5 Notice of Default......................................... 60
     10.6 Non-Reliance on Agent and Other Lenders................... 60
     10.7 Indemnification........................................... 61
     10.8 Agent in Its Individual Capacity.......................... 62
     10.9 Successor Agent........................................... 62

11. OTHER PROVISIONS................................................ 63

     11.1 Amendments and Waivers.................................... 63
     11.2 Notices................................................... 63
     11.3 No Waiver; Cumulative Remedies............................ 65
     11.4 Survival of Representations and Warranties................ 65
     11.5 Payment of Expenses and Taxes............................. 65
     11.6 Lending Offices........................................... 66
     11.7 Successors and Assigns.................................... 66
     11.8 Counterparts.............................................. 68
     11.9 Governing Law............................................. 68
     11.10 Headings................................................. 69
     11.11 Severability............................................. 69
     11.12 Integration.............................................. 69
     11.13 Consent to Jurisdiction.................................. 69
     11.14 No Limitation on Service or Suit......................... 69
     11.15 WAIVER OF TRIAL BY JURY.................................. 70
     11.16 Change in Control........................................ 70
     11.17 Confidentiality.......................................... 71
     11.18 Set-off.................................................. 71
     11.19 Judgment Currency........................................ 72

12. COMPANY GUARANTY................................................ 72

     12.1 Guaranty.................................................. 72
     12.2 Absolute Obligation....................................... 73
     12.3 Guaranty of Payment....................................... 73
     12.4 Repayment in Bankruptcy................................... 74
     12.5 Waiver of Subrogation..................................... 74
     12.6 Other Provisions in Company Guaranty...................... 74

EXHIBITS
- - --------

EXHIBIT A     Commitments
EXHIBIT B     Form of A Borrowing Request
EXHIBIT C     Form of B Borrowing Request
EXHIBIT D-1   Form of Note (Tambrands Inc.)
EXHIBIT D-2   Form of Note (Tambrands Limited)
EXHIBIT E     List of Significant Subsidiaries
EXHIBIT F     List of Litigation
EXHIBIT G     List of Taxes
EXHIBIT H     List of Existing Liens
EXHIBIT I     List of Paragraph 4.17 Exceptions
EXHIBIT J     Form of Opinion of Vice President -
                 International Counsel of the Company
EXHIBIT K     Form of Opinion of Special Counsel
EXHIBIT L     Form of Assignment and Acceptance Agreement
EXHIBIT M     List of Existing Indebtedness

SCHEDULE
- - --------

SCHEDULE I    List of Lending Offices

     AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 6, 1994, among TAMBRANDS INC., a Delaware corporation (the "Company"), TAMBRANDS LIMITED, a
                                             -------
company organized under the laws of England and a wholly owned subsidiary of the Company ("Tambrands Ltd."), each lender party hereto and each assignee
              --------------
thereof which becomes a party hereto pursuant to the provisions of paragraph
11.7 (each, a "Lender", and collectively, the "Lenders") and THE BANK OF NEW
               ------                          -------
YORK, as agent (in such capacity, the "Agent").
                                       -----


                                    RECITALS
                                    --------

     I. Reference is made to the Credit Agreement, dated as of October 16, 1992, among the Company, the signatory banks thereto (the "Existing Banks") and
                                                           --------------
The Bank of New York, as agent (the "Existing Credit Agreement").
                                     -------------------------

     II. The Company, the Existing Banks and the Agent desire to amend and restate the Existing Credit Agreement in its entirety, to, among other things,
(i) convert the Existing Credit Agreement from a 364 day facility to a three year facility, (ii) incorporate an interest rate pricing grid based upon the Company's senior public debt rating, (iii) provide that borrowings thereunder may be denominated in U.K. pounds sterling as well as U.S. Dollars, subject to certain limitations and (iv) permit borrowings thereunder to be made by a designated wholly owned subsidiary of the Company. For convenience, this Agreement is dated as of September 6, 1994

     III. Simultaneously with the effectiveness of this Agreement, all commitments of the Existing Banks which shall be Lenders under this Agreement shall be amended and restated as the Commitments of such Existing Banks as Lenders hereunder, and the rights and obligations under the Existing Credit Agreement of those Existing Banks which are not Lenders under this Agreement shall be of no further force and effect, except (i) with respect to such Existing Banks' rights under the Existing Credit Agreement to payment of all accrued and unpaid Facility Fees (as defined therein), principal and interest and other amounts outstanding thereunder, which shall be paid on the Effective Date (as defined herein), and (ii) such Existing Banks' rights to be reimbursed for costs and expenses in connection with, and to indemnification with respect to, matters attributable to events, acts or conditions occurring prior to the Effective Date.

     IV. The Company, Tambrands Ltd., the Lenders and the Agent hereby agree as follows:

1.   DEFINITIONS
     -----------

     1.1  Defined Terms.
          -------------

          As used in this Agreement, terms defined in the preamble have the meanings therein indicated, and the following terms have the following meanings:

          "A Borrowing":  a borrowing pursuant to paragraph 2.2 consisting of
           -----------
simultaneous A Loans of the same Type to the same Borrower made by each Lender.

          "A Borrowing Request":  as defined in paragraph 2.2.
           -------------------


          "A Loan":  an Alternate Currency Loan, a Eurodollar Loan or a Base
           ------
Rate Loan, in each case made pursuant to paragraph 2.2.

          "Accountants":  KPMG Peat Marwick, or any successor thereto, or such
           -----------
other firm of certified public accountants of recognized national standing selected by the Company and satisfactory to the Required Lenders.

          "Affected Loan":  as defined in paragraph 2.9.
           -------------

          "Affected Principal Amount":  in the event that (i) a Borrower shall
           -------------------------
not for any reason borrow, convert or continue after it shall have notified the Agent of its intent to do so and shall have requested a Eurodollar Loan or Alternate Currency Loan pursuant to paragraph 2.2 or 2.7, as the case may be, or shall have accepted one or more offers of B Loans under paragraph 2.3, an amount equal to the principal amount of such requested Eurodollar Loan or Alternate Currency Loan or such accepted B Loan; (ii) a Eurodollar Loan, Alternate Currency Loan or B Loan shall terminate for any reason prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Loan, Alternate Currency Loan or B Loan; or (iii) a Borrower shall prepay or repay all or any part of the principal balance of a Eurodollar Loan, Alternate Currency Loan or B Loan prior to the last day of the Interest Period applicable thereto, an amount equal to the principal balance of such Eurodollar Loan, Alternate Currency Loan or B Loan so prepaid or repaid.

          "Affiliate":  as to any Person, any other Person which, directly or
           ---------
indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 25% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause direction of the management and policies of such Person whether by contract or otherwise.

          "Aggregate Commitments":  the sum of the Commitments set forth in
           ---------------------
Exhibit A, as the same may be reduced pursuant to paragraph 2.5.

          "Agreement":  this Amended and Restated Credit Agreement, as the same
           ---------
may be amended, supplemented or otherwise modified from time to time.

          "Alternate Currency": pounds sterling, the lawful currency of the
           ------------------
United Kingdom.

          "Alternate Currency Borrowing": a borrowing comprised of Alternate
           ----------------------------
Currency Loans.

          "Alternate Currency Lending Office": in respect of any Lender,
           ---------------------------------
initially, the office of such Lender designated as such on Schedule I (or, if no such office is specified, its Domestic Lending Office); thereafter, such other office, if any, of such Lender which shall be making or maintaining Alternate Currency Loans, as reported by such Lender to the Agent.

          "Alternate Currency Loans": A Loans denominated in the Alternate
           ------------------------
Currency made pursuant to paragraph 2.2.

          "Applicable Lending Office":  as to any Lender, such Lender's Domestic
           -------------------------
Lending Office, Eurodollar Lending Office or Alternative Currency Lending Office, as the case may be.

          "Applicable Margin": at all times during the applicable periods set
           -----------------
forth below: (i) with respect to the unpaid principal balance of the Eurodollar Loans and the Alternate Currency Loans, the applicable percentage set forth below next to the words "Eurocurrency Rate", and (ii) with respect to the unpaid amount of the Facility Fee, the applicable percentage set forth below next to the words "Facility Fee Rate":

                                                     Applicable
     Period                       Rate               Margin
     ------                       ----               ----------
     I. At any time when          Eurocurrency Rate     .25%
     the Senior Public Debt       Facility Fee Rate     .125%
     Rating is equal to or
     more favorable than at
     least two of the
     following: A+ by Standard
     & Poor's Ratings Group,
     A1 by Moody's Investors
     Service, Inc. and A+ by
     Fitch Investors
     Service, Inc.

     II. At any time when         Eurocurrency Rate     .30%
     the Senior Public Debt       Facility Fee Rate     .15%
     Rating is equal to or
     more favorable than at
     least two of the
     following (and Period I
     is not applicable): A-
     by Standard & Poor's
     Ratings Group, A3 by Moody's
     Investors Service, Inc.
     and A- by Fitch Investors
     Service, Inc.

     III. At any time when        Eurocurrency Rate     .35%
     the Senior Public Debt       Facility Fee Rate     .20%
     Rating is equal to or
     more favorable than at
     least two of the
     following (and Periods I
     and II are not applicable):
     BBB by Standard & Poor's
     Ratings Group, Baa2 by
     Moody's Investors Service,
     Inc. and BBB by Fitch
     Investors Service, Inc.

     IV. At all other             Eurocurrency Rate     .40%
     times                        Facility Fee Rate     .25%



     Changes in the Applicable Margin resulting from changes in a Senior Public Debt Rating shall become effective as of the date of such change in such Senior Public Debt Rating. If at any time the Company shall no longer have one or more Senior Public Debt Ratings, the Company and the Lenders shall negotiate in good faith an acceptable, tiered replacement to measure the Applicable Margin, having due regard to the Company's credit standing and financial condition and the prevailing interest rate environment at such time, and at all times until such replacement is agreed upon, the margins set forth in IV above shall be applicable from and after the date on which the Company shall no longer have any Senior Public Debt Rating.

     "Assigned Dollar Value": in respect of any Alternate Currency Borrowing,
      ---------------------
the Dollar Equivalent thereof based upon the applicable Spot Exchange Rate as of the Denomination Date for such Borrowing.

     "Assignment Fee":  as defined in paragraph 11.7(b).
      --------------

     "Auction Fee":  as defined in paragraph 3.2.
      -----------

     "Authorized Signatory":  in respect of a Person, the president, a vice
      --------------------
president or any other duly authorized officer (acceptable to the Agent) of such Person.

     "B Borrowing":  a borrowing pursuant to paragraph 2.3 consisting of
      -----------
simultaneous B Loans from each Lender whose offer to make a B Loan as part of such borrowing has been accepted by the Company under the auction bidding procedure set forth in paragraph 2.3.

     "B Borrowing Request":  as defined in paragraph 2.3.
      -------------------

     "B Loan":  a Loan made pursuant to paragraph 2.3.
      ------

     "Base Rate":  on any date, a rate of interest per annum equal to the higher
      ---------
of (i) the BNY Rate in effect on such date and (ii) 1/2 of 1% plus the Federal Funds Rate in effect on such date.

     "Base Rate Loans":  A Loans (or any portions thereof) at such time as they
      ---------------
(or such portions) are made or are being maintained at a rate of interest based upon the Base Rate.

     "BNY":  The Bank of New York.
      ---

     "BNY Rate":  a rate of interest per annum equal to the rate of interest
      --------
publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

     "Borrower" and "Borrowers": individually, the Company or Tambrands Ltd., as
      --------       ---------
the case may be, and collectively, the Company and Tambrands Ltd.

     "Borrowing Date":  any date specified in a Borrowing Request delivered
      --------------
pursuant to paragraph 2.2 or paragraph 2.3 as a date on which a Borrower requests the Lenders to make Loans comprising an A Borrowing or a B Borrowing.

     "Borrowing Request":  an A Borrowing Request or a B Borrowing Request, as
      -----------------
the case may be.

     "Business Day":  for all purposes other than as set forth in clause (ii)
      ------------
below, (i) any day other than a Saturday, Sunday or other day on which commercial banks located in New York City are authorized or required by law or other governmental action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Alternate Currency Loans, any day which is a Business Day described in clause
(i) above and which is also a day on which dealings in foreign currency and exchange and Alternate Currency funding between banks may be carried on in London, England.

     "CERCLA":  as defined in paragraph 4.17.
      ------

     "Code":  the Internal Revenue Code of 1986, as the same may be amended from
      ----
time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

     "Commitment":  as to any Lender, the amount set forth next to the name of
      ----------
such Lender in Exhibit A under the heading "Commitment," as such Commitment may be reduced from time to time pursuant to paragraph 2.5.

     "Commitment Percentage":  as to any Lender, the percentage set forth
      ---------------------
opposite the name of such Lender in Exhibit A under the heading "Commitment Percentage".

     "Commitment Period":  the period from the Effective Date to, but excluding,
      -----------------
the Termination Date.

     "Commonly Controlled Entity":  a Person, whether or not incorporated, which
      --------------------------
is, as of the date of determination, under common control with the Company, within the meaning of Section 414(b) or 414(c) of the Code.

     "Company Guaranty": the guaranty of the Company contained in paragraph 12.
      ----------------

     "Consenting Lenders": as defined in paragraph 2.18(b).
      ------------------

     "Consolidated":  consolidated for financial reporting purposes in
      ------------
accordance with GAAP.

     "Contingent Obligation":  as to any Person, any obligation of such Person
      ---------------------
guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the beneficiary of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include the indorsement of instruments for deposit or collection in the ordinary course of business. The term "Contingent Obligation" shall also include the liability of a general partner in respect of the primary obligations of a partnership in which it is a general partner. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the principal amount of the primary obligation in respect of which such Contingent Obligation is made.

     "Conversion/Continuation Date":  with respect to A Loans, the date on which
      ----------------------------
(i) a Eurodollar Loan is converted to or continued as a Base Rate Loan, an Alternate Currency Loan or a new Eurodollar Loan, (ii) a Base Rate Loan is converted to a Eurodollar Loan or an Alternate Currency Loan or (iii) an Alternate Currency Loan is converted to or continued as a Eurodollar Loan, a new Alternate Currency Loan or a Base Rate Loan, all in accordance with paragraph 2.7.

     "Debt Service Ratio":  at any date of determination, the ratio of (a) EBIT
      ------------------
for the period consisting of the four fiscal quarters preceding the quarter in which such determination is made to (b) Interest Expense for such period.

     "Default":  any of the events specified in paragraph 9, whether any
      -------
requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Denomination Date": in relation to any Alternate Currency Borrowing, the
      -----------------
date that is three Business Days before the date such Borrowing is made.

     "Dollar Equivalent": with respect to an amount of the Alternate Currency on
      -----------------
any date, the amount of Dollars that may be purchased with such amount of the Alternate Currency at the Spot Exchange Rate with respect to the Alternate Currency on such date.

     "Dollars" and "$":  lawful currency of the United States of America.
      -------       -

     "Domestic Lending Office":  in respect of any Lender, initially, the office
      -----------------------
of such Lender designated as such on Schedule I; thereafter, such other office or offices of such Lender, if any, which shall be making or maintaining Base Rate Loans, as reported by such Lender to the Agent.

     "EBIT":  for any period for the Company and its Subsidiaries on a
      ----
Consolidated basis, net income, determined in accordance with GAAP, for such period, plus the sum, without duplication, of (i) the provision for income taxes with respect to such period, (ii) Interest Expense during such period, and
(iii) any non-cash restructuring and other non-cash non-recurring charges during such period, in each case to the extent deducted in determining net income (or loss) for such period.

     "EBITDA":  for any period for the Company and its Subsidiaries on a
      ------
Consolidated basis, EBIT for such period, plus the sum, without duplication, of depreciation and amortization, in each case to the extent deducted in determining net income (or loss) for such period.

     "Effective Date":  the date on which executed counterparts of this
      --------------
Agreement have been delivered to the Agent by the Borrowers and each Lender.

     "ERISA":  the Employee Retirement Income Security Act of 1974, as amended
      -----
from time to time, and the rules and regulations issued thereunder, as from time to time in effect.

     "Eurocurrency Rate": as applied to any Interest Period applicable to any
      -----------------
Eurodollar Loan or Alternate Currency Loan, as the case may be, the rate of interest per annum (rounded to the nearest 1/100 of 1%, or, if there is no nearest 1/100 of 1%, the next higher 1/100 of 1%) at which Dollar or Alternate Currency, as the case may be, deposits are offered by leading banks to major banks in immediately available funds in the interbank eurocurrency market (as determined by the Agent) in an amount approximately equal to the aggregate amount of the Eurodollar Loans or Alternate Currency Loans, as the case may be, requested by a Borrower for a period corresponding to the Interest Period selected by such Borrower, as quoted at approximately 11:00 A.M. (New York time, with respect to Eurodollar Loans, and London time, with respect to Alternate Currency Loans) two Business Days prior to the date upon which such Interest Period is to commence. Each determination by the Agent of the Eurocurrency Rate shall be conclusive in the absence of manifest error. All interest based on the Eurocurrency Rate shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Borrowers acknowledge that the Eurocurrency Rate is not adjusted for reserves with respect to Eurocurrency liabilities under Regulation D of the Board of Governors of the Federal Reserve System and agree to pay to each Lender any additional costs with respect thereto to the extent set forth in paragraph 2.12(b).

     "Eurodollar Lending Office":  in respect of any Lender, initially, the
      -------------------------
office of such Lender designated as such on Schedule I (or, if no such office is specified, its Domestic Lending Office); thereafter, such other office, if any, of such Lender which shall be making or maintaining Eurodollar Loans, as reported by such Lender to the Agent.

     "Eurodollar Loans":  A Loans hereunder (or any portions thereof) at such
      ----------------
time as they (or such portions) are made or being maintained at a rate of interest based upon the Eurocurrency Rate with respect to Dollars. Each Eurodollar Loan shall mature on the last day of the Interest Period applicable thereto.

     "Event of Default":  any of the events specified in paragraph 9, provided
      ----------------
that any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "Extension Consent Period": the period from the date any Extension Request
      ------------------------
is made by the Company to the Agent to and including the date which is 15 days prior to the then current Termination Date.

     "Extension Consent Required Lenders": Lenders having at least 80% of the
      ----------------------------------
Aggregate Commitments (without giving effect to any Loans outstanding).

     "Extension Request":  as defined in paragraph 2.18.
      -----------------

     "Facility Fee":  as defined in paragraph 3.1.
      ------------

     "Federal Funds Rate":  for any day, the rate per annum equal to the
      ------------------
weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as published on the next succeeding Business Day, and (ii) if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by BNY from three federal funds brokers of recognized standing selected by BNY on such day on such transactions as determined by BNY and reported to the Agent.

     "Financial Statements":  as defined in paragraph 4.16.
      --------------------

     "GAAP":  generally accepted accounting principles set forth in the opinions
      ----
and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or as set forth in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, consistently applied.

     "Governmental Body":  any nation or government, any state or other
      -----------------
political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or any court or arbitrator.

     "Guaranteed Obligations":  as defined in paragraph 12.1.
      ----------------------

     "Highest Lawful Rate":  the maximum rate of interest, if any, that at any
      -------------------
time or from time to time may be contracted for, taken, charged or received on the Notes or which may be owing to any Lender pursuant to this Agreement under the laws applicable to such Lender or this transaction.

     "Indebtedness":  without duplication, (i) all obligations in respect of
      ------------
borrowed money or for the deferred purchase or acquisition price of Property or services (excluding trade accounts payable, deferred taxes and accrued liabilities which arise in the ordinary course of business) which are, in accordance with GAAP, includable as a liability on a Consolidated balance sheet,
(ii) all amounts representing the capitalization of rental obligations in accordance with GAAP and (iii) all Contingent Obligations with respect to any of the foregoing.

     "Indemnified Liabilities": as defined in paragraph 11.5.
      -----------------------

     "Interest Expense":  for any period, the sum of all interest  paid or
      ----------------
accrued in respect of all Indebtedness for such period by the Company and its Subsidiaries on a Consolidated basis, as determined in accordance with GAAP.

     "Interest Payment Date":  (a) as to any Base Rate Loan, the last day of
      ---------------------
each March, June, September and December, commencing on the first of such days to occur after such Base Rate Loan is made or any Eurodollar Loan or Alternate Currency Loan is converted to a Base Rate Loan, up to and including the date of repayment of such Base Rate Loan, (b) as to any Eurodollar Loan or Alternate Currency Loan, the last day of the applicable Interest Period and, if such Interest Period is longer than three months, the date which is three months after the first day of such Interest Period, and (c) with respect to any B Loan, the maturity date for such B Loan established pursuant to the B Borrowing Request with respect thereto delivered pursuant to paragraph 2.3, or, if the Interest Period with respect thereto exceeds 90 days, the 90th day of such Interest Period and the earlier of the 90th day thereafter or the last day of such Interest Period.

     "Interest Period":  (a)  with respect to any Eurodollar Loan or Alternate
      ---------------
Currency Loan comprising the same A Borrowing requested by a Borrower:

           (i) initially, the period commencing on the Borrowing Date or Conversion/Continuation Date with respect to such Eurodollar Loan or Alternate Currency Loan, as the case may be, and ending one, two, three or six months thereafter, as selected by such Borrower in its A Borrowing Request given pursuant to paragraph 2.2 or its irrevocable notice of conversion or continuation election as given pursuant to paragraph 2.7; and

           (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such Eurodollar Loan or Alternate Currency Loan, as the case may be, and ending one, two, three or six months thereafter, as selected by such Borrower in its A Borrowing Request given pursuant to paragraph 2.2 or its irrevocable notice of conversion or continuation election given pursuant to paragraph 2.7;

           (b) with respect to any B Loan comprising the same B Borrowing, the period (not in excess of 180 days) commencing on the Borrowing Date with respect to such B Loan and ending on the maturity date thereof specified in the B Borrowing Request with respect thereto given pursuant to paragraph 2.3;

provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

           (i) if any Interest Period pertaining to a Eurodollar Loan or Alternate Currency Loan would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

           (ii) if, with respect to any borrowing of or conversion to or continuation of an Alternate Currency Loan or a Eurodollar Loan, a Borrower shall fail to give due notice as provided in paragraph 2.2 or 2.7, as the case may be, such Borrower shall be deemed to have selected a Base Rate Loan with respect to such requested borrowing, conversion or continuation;

           (iii) any Interest Period pertaining to a Eurodollar Loan or Alternate Currency Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

           (iv) no Interest Period selected in respect of any Loan shall end after the Termination Date, as the same may be extended pursuant to paragraph 2.18; and

           (v) the Borrowers shall select Interest Periods so as not to have more than five different Interest Periods outstanding at any one time with respect to all Loans.

     "Leverage Ratio":  at any date of determination, the ratio of (a)
      --------------
Indebtedness of the Company and its Subsidiaries on a Consolidated basis on such date to (b) EBITDA for the period consisting of the four fiscal quarters preceding the quarter in which such determination is made.

     "Lien":  any mortgage, pledge, hypothecation, assignment, security deposit
      ----
arrangement, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing.

     "Loan":  an A Loan or a B Loan, as the case may be.
      ----

     "Loan Documents":  collectively, this Agreement and the Notes.
      --------------

     "Loans":  A Loans and B Loans, collectively.
      -----

     "Margin Stock":  any "margin stock", as said term is defined in Regulation
      ------------
U of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

     "Material Adverse Change":  a material adverse change in the business or
      -----------------------
financial condition of the Company and its Subsidiaries taken as a whole.

     "Material Adverse Effect":  a material adverse effect on the business or
      -----------------------
financial condition of the Company and its Subsidiaries taken as a whole.

     "Multiemployer Plan":  a Plan which is a multiemployer plan as defined in
      --------------------
Section 4001(a)(3) of ERISA.

     "Nonconsenting Lender":  as defined in paragraph 2.18.
      --------------------

     "Note" and "Notes":  as defined in paragraph 2.4.
      ----       -----

     "Obligation Currency":  as defined in paragraph 11.19.
      -------------------

     "Overnight Eurosterling Rate": as applied to an overnight borrowing of any
      ---------------------------
Alternate Currency Loan, the rate of interest per annum (rounded to the nearest 1/100 of 1%, or, if there is no nearest 1/100 of 1%, the next higher 1/100 of 1%) at which Alternate Currency deposits are offered by leading banks to major banks in immediately available funds in the interbank eurosterling market (as determined by the Agent) in an amount approximately equal to the aggregate amount of the applicable Alternate Currency Loans of a Borrower. Each determination by the Agent of the Overnight Eurosterling Rate shall be conclusive in the absence of manifest error. All interest based on the Overnight Eurosterling Rate shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Borrowers acknowledge that the Overnight Eurosterling Rate is not adjusted for reserves with respect to Eurocurrency liabilities under Regulation D of the Board of Governors of the Federal Reserve System and agree to pay to each Lender any additional costs with respect thereto to the extent set forth in paragraph 2.12(b).

     "PBGC":  the Pension Benefit Guaranty Corporation established pursuant to
      ----
Subtitle A of Title IV of ERISA, or any Governmental Body succeeding to the functions thereof.

     "Participating Lender":  as defined in paragraph 2.3(a)(v).
      --------------------

     "Permitted Liens":  (i) Liens on Property of the Company and its
      ---------------
Subsidiaries existing on the date hereof as set forth in Exhibit H;

     (ii) Liens for Taxes, assessments or similar charges incurred in the ordinary course of business which are not delinquent or which are being contested in good faith in accordance with paragraph 7.4;

     (iii) statutory Liens of landlords and Liens securing claims of contractors, subcontractors, suppliers of goods, materials, equipment or services, or laborers or other like Liens arising in the ordinary course of business for amounts not yet due or which are being contested in good faith in accordance with paragraph 7.6;

     (iv) Liens (other than any Lien imposed by ERISA) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

     (v) deposits or pledges to secure tenders, statutory obligations, surety bonds, appeal and release bonds, bids, leases, contracts, performance and return-of-money bonds and other similar obligations arising in the ordinary course of business (in all cases exclusive of obligations for the payment of Indebtedness);

     (vi) easements, rights-of-way, restrictions and other similar charges or encumbrances affecting real Property which do not materially adversely affect the use of such real Property or the financial condition of the Company and its Subsidiaries taken as a whole or materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries;

     (vii) Liens on any Property hereafter acquired to secure the payment of the purchase price thereof, provided that such Liens are created contemporaneously with the purchase thereof or within one year thereafter and attach only to the Property so purchased and fixed improvements thereto and provided further that the Indebtedness secured by such Liens will not cause a violation of the Company's obligations under paragraph 7.12;

     (viii) Liens existing on any Property hereafter acquired by the Company or any Subsidiary or existing on the Property of any Person at the time such Person becomes a Subsidiary;

     (ix) attachment or judgment Liens in existence less than 60 days after the entry thereof or with respect to which execution has been stayed or payment of which is covered by applicable insurance (subject to customary deductibles) or bond, provided that such coverage has been agreed to in writing by the respective insurance or bond carrier;

     (x) Liens created in connection with tax exempt industrial development, pollution control or similar financing;

     (xi) any other Liens, up to an amount not to exceed 10% of the Consolidated assets of the Company; and

     (xii) Liens on Margin Stock; and

     (xiii) extensions, renewals or replacements of any Lien referred to in clauses (i) through (xii) above, but only to the extent that (a) the principal amount of the Indebtedness or obligation secured thereby is not increased and
(b) any such extension, renewal or replacement is limited to the Property originally encumbered thereby.

     "Person":  an individual, a partnership, a corporation, a business trust, a
      ------
joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Body or any other entity of whatever nature.

     "Plan":  any pension plan which is covered by Title IV of ERISA and which
      ----
is maintained by or to which contributions are made by the Company, a Subsidiary or a Commonly Controlled Entity or in respect of which the Company, a Subsidiary or a Commonly Controlled Entity has or may have any liability.

     "Property":  all types of real, personal, tangible, intangible or mixed
      --------
property.

     "Proposed Bid Rate":  as applied to any Remaining Interest Period with
      -----------------
respect to a Lender's B Loan, the rate per annum that such Lender in good faith would have quoted to the Company had the Company requested that such Lender offer to make a B Loan on the first day of such Remaining Interest Period, assuming no Default or Event of Default existed on such day and that the Company had the right to borrow hereunder on such day, such rate to be determined by such Lender in good faith in its sole discretion.

     "Remaining Interest Period":  (i) in the event that a Borrower shall not
      -------------------------
for any reason borrow, convert or continue after it shall have notified the Agent of its intent to do so and shall have requested a Eurodollar Loan or Alternate Currency Loan pursuant to paragraph 2.2 or 2.7, as the case may be, or accepted one or more offers of B Loans under paragraph 2.3, a period equal to the Interest Period that such Borrower elected in respect of such Eurodollar Loan, Alternate Currency Loan or B Loan; (ii) in the event that a Eurodollar Loan, Alternate Currency Loan or B Loan shall terminate for any reason prior to the last day of the Interest Period applicable thereto, a period equal to the period from and including the date of such termination to but excluding the last day of such Interest Period; or (iii) in the event that a Borrower shall prepay or repay all or any part of the principal amount of a Eurodollar Loan, Alternate Currency Loan or B Loan prior to the last day of the Interest Period applicable thereto, a period equal to the period from and including the date of such prepayment or repayment to but excluding the last day of such Interest Period.

     "Replacement Lender":  as defined in paragraph 2.18.
      ------------------

     "Reportable Event":  any event described in Section 4043(b) of ERISA, other
      ----------------
than (i) an event (excluding an event described in Section 4043(b)(i) relating to tax disqualification) with respect to which the 30-day notice requirement has been waived and (ii) an event described in Section 4043(b)(9) of ERISA.

     "Required Lenders":  Lenders having Commitments equal to or more than 60%
      ----------------
of the Aggregate Commitments (whether used or unused), except that at all times when only B Loans are outstanding, for purposes of clause (b)(ii) contained in the first unlettered paragraph of paragraph 9 appearing on page 57, the term "Required Lenders" shall mean Lenders holding at least 60% of the outstanding B Loans.

     "Securities Exchange Act":  the Securities Exchange Act of 1934, as
      -----------------------
amended, and the rules and regulations promulgated thereunder.

     "Senior Public Debt Rating": the Company's senior public debt rating or
      -------------------------
implied senior public debt rating by each of

Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc.

     "Significant Subsidiary":  a Subsidiary that represents more than 5% of the
      ----------------------
Consolidated assets of the Company and its Subsidiaries, as of the date of any determination. For purposes of the Loan Documents, Tambrands Ltd. shall be a "Significant Subsidiary".

     "Single Employer Plan":  any Plan which is not a Multiemployer Plan.
      --------------------

     "Special Counsel":  Emmet, Marvin & Martin.
      ---------------

     "Spot Exchange Rate": on any day, (a) with respect to the Alternate
      ------------------
Currency, the spot rate at which Dollars are offered on such day by The Bank of New York in London for such Alternate Currency at approximately 11:00 a.m. (London time), and (b) with respect to Dollars in relation to the Alternate Currency, the spot rate at which the Alternate Currency is offered on such day by The Bank of New York in London for Dollars at approximately 11:00 a.m. (London time). For purposes of determining the Spot Exchange Rate in connection with (i) an Alternate Currency Borrowing pursuant to paragraph 2.2, such Spot Exchange Rate shall be determined as of the Denomination Date for such Borrowing with respect to transactions in the Alternate Currency that will settle on the date of such Borrowing and (ii) the determination of the Assigned Dollar Value of outstanding Alternate Currency Loans, in accordance with paragraphs 2.1 and 2.3, at the time an A Loan or B Loan is made, such Spot Exchange Rate shall be determined as of the date of the request for such A Loan or B Loan with respect to transactions in the Alternate Currency that will settle on the date of such A Borrowing or B Borrowing, as the case may be.

     "Stock":  any and all shares, interests, participations, warrants or other
      -----
equivalents (however designated) of capital stock.

     "Subsidiary": as to the Company, any corporation, association, partnership,
      ----------
joint venture or other business entity of which the Company, directly or indirectly, either (i) in respect of a corporation, owns or controls at least 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether or not a class or classes shall or might have voting power by reason of the happening of any contingency or (ii) in respect of an association, partnership, joint venture or other business entity, is entitled to share in at least 50% of the profits and losses, however determined.

     "Substituted Lender":  as defined in paragraph 2.19.
      ------------------

     "Taxes":  any present or future income, stamp, excise or other taxes,
      -----
levies, imposts, duties, fees, assessments, deductions, withholdings, or other charges of whatever nature, now or hereafter imposed, levied, collected, withheld, or assessed by any Governmental Body.

     "Termination Date": September 6, 1997, or any date subsequent thereto
      ----------------
resulting from an extension of the Termination Date pursuant to paragraph 2.18.

     "Transaction Record":  as defined in paragraph 2.17.
      ------------------

     "Type":  A Loans made hereunder as Base Rate Loans, Eurodollar Loans or
      ----
Alternate Currency Loans, as the case may be.

     "Utilization Fee": as defined in paragraph 3.3.
      ---------------

     1.2   Other Definitional Provisions.
           -----------------------------

           (a) All terms defined in this Agreement shall have the meanings given such terms herein when used in the Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.

           (b) As used herein, in the other Loan Documents and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company not defined in paragraph 1.1, and accounting terms partly defined in paragraph 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

           (c) The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and paragraph, schedule and exhibit references contained herein shall refer to paragraphs hereof or schedules or exhibits hereto unless otherwise expressly provided herein.

           (d) The word "or" shall not be exclusive; "may not" is prohibitive and not permissive; and the singular includes the plural, and the plural includes the singular, unless the context otherwise requires.


2.   AMOUNT AND TERMS OF LOANS
     -------------------------

     2.1   A Loans.
           -------

          Subject to the terms and conditions of this Agreement, each Lender severally agrees to make A Loans to either Borrower from time to time during the Commitment Period in an aggregate outstanding principal amount for both Borrowers not to exceed such Lender's Commitment, provided that (i) the sum of the aggregate unpaid principal balance of all Eurodollar Loans, Base Rate Loans and B Loans together with the Assigned Dollar Value of the aggregate unpaid principal balance of all Alternate Currency Loans at the time any Loan is to be made hereunder, or any Alternate Currency Loan is to be continued or converted, or any other Loan is to be converted to an Alternate Currency Loan, shall not exceed the Aggregate Commitments, (ii) the Assigned Dollar Value of the aggregate unpaid principal balance of all Alternate Currency Loans for both Borrowers at the time any Loan is to be made hereunder, or any Alternate Currency Loan is to be continued or converted, or any other Loan is to be converted to an Alternate Currency Loan, shall not exceed $25,000,000 and (iii) the sum of the aggregate unpaid principal balance of all Loans to Tambrands Ltd., including, without limitation, the Assigned Dollar Value of the aggregate unpaid principal balance of all Alternate Currency Loans to Tambrands Ltd., shall not exceed $25,000,000 at the time any Loan is to be made hereunder, or any Alternate Currency Loan is to be continued or converted, or any other Loan is to be converted to an Alternate Currency Loan. During such period, the Borrowers may borrow, prepay in whole or in part and reborrow under the Commitments all in accordance with the terms and conditions hereof. Subject to the provisions of paragraphs 2.7 and 2.9, A Loans may be (a) Base Rate Loans, (b) Eurodollar Loans, (c) Alternate Currency Loans or (d) any combination thereof.

     2.2   Procedure for A Borrowings.
           --------------------------

           (a) Either Borrower may borrow A Loans hereunder, on any Business Day occurring from and after the Effective Date and ending on the day immediately preceding the Termination Date, by giving the Agent an irrevocable telephonic (to be promptly confirmed in writing), telecopy or other written notice of borrowing (each an "A Borrowing Request" in the form of Exhibit B) no later
                    -------------------
than 10:45 A.M., New York City time, two Business Days prior to each requested Borrowing Date, in the case of Eurodollar Loans, no later than 10:45 A.M., New York City time, on the requested Borrowing Date, in the case of Base Rate Loans and no later than 10:45 A.M., New York City time, four Business Days prior to each requested Borrowing Date, in the case of Alternate Currency Loans, in each case specifying (i) the aggregate amount to be borrowed under the Commitments,
(ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Base Rate Loans, Alternate Currency Loans, or a combination thereof, and (iv) if the borrowing is to be of Eurodollar Loans or Alternate Currency Loans, the length of the initial Interest Period for such Loans. Each borrowing of Base Rate Loans comprising all or a portion of an A Borrowing shall be in an aggregate principal amount equal to $1,000,000 or such amount plus a whole multiple thereof or, if less, the undrawn balance of the Aggregate Commitments. Each borrowing of Eurodollar Loans or Alternate Currency Loans comprising all or a portion of an A Borrowing shall be in an aggregate principal amount equal to $3,000,000 or such amount plus a whole multiple of $1,000,000 (or the Dollar Equivalents thereof in the case of Alternate Currency Borrowings, determined by the Agent as of the Denomination Date for such Alternate Currency Borrowing). Upon receipt of each A Borrowing Request from a Borrower, the Agent shall promptly notify each Lender thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Lender will make the amount of its Commitment Percentage of each borrowing requested in such A Borrowing Request available to the Agent for the account of the applicable Borrower at the office of the Agent set forth in paragraph 11.2 (or such other office designated by the Agent to the Lenders) not later than 12:00 Noon, New York City time, with respect to Eurodollar Loans, 12:00 Noon, London time, with respect to Alternate Currency Loans, and 2:00 P.M., New York City time, with respect to Base Rate Loans, in each case on the Borrowing Date requested by the applicable Borrower in its A Borrowing Request, either in funds immediately available to the Agent at such office or, in the case of Alternate Currency Loans, in such funds as may then be customary for the settlement of international transactions in the Alternate Currency. The amounts so made available to the Agent on a Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement as determined by the Agent, be made available on such date to the applicable Borrower by the Agent at the office of the Agent specified in paragraph 11.2 (or, in the case of Alternate Currency Loans, at such other office as shall be requested by such Borrower in its A Borrowing Request and agreed to by the Agent) by crediting the account of such Borrower on the books of such office with the aggregate of said amounts received by the Agent in either immediately available funds or, in the case of Alternate Currency Loans, in such funds as may then be customary for the settlement of international transactions in the Alternate Currency.

           (b) Unless the Agent shall have received prior notice from a Lender (by telephone or otherwise, any such oral notice to be confirmed by telecopy or other writing) that such Lender will not make available to the Agent such Lender's Commitment Percentage of any A Loans requested by a Borrower in a given A Borrowing Request, the Agent may assume that such Lender has made such funds available to the Agent on the applicable Borrowing Date in accordance with paragraph 2.2(a), and the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made available to the Agent funds equal to its Commitment Percentage of the Loans requested pursuant to such A Borrowing Request, such Lender (provided that such Lender received notice of the proposed A Borrowing, as the case may be, from the Agent) and the Borrowers severally agree to pay, without duplication, to the Agent forthwith on demand, such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the applicable Borrower until the date such amount is paid to the Agent, at a rate per annum equal to, in the case of a Borrower, the applicable interest rate set forth in paragraph 2.8, and, in the case of such Lender, with respect to borrowings of Base Rate Loans and Eurodollar Loans, for the first three such days, the Federal Funds Rate and, thereafter, the Base Rate, and with respect to Alternate Currency Loans, the higher of the Overnight Eurosterling Rate or the sum of the prevailing market rate of interest with respect to overdrafts of Alternate Currency Loans in the country of the Alternate Currency, as in effect on each such day, plus any additional fees or penalties which may be incurred by the Agent with respect to such overdrafts (each as determined by the Agent). Such payment by a Borrower, however, shall be without prejudice to its rights against such Lender or the Agent, as the case may be, and in the event of any such payment by a Borrower, the Agent shall use its best efforts to resolve the matter giving rise to the payment in a manner mutually satisfactory to the Agent and such Borrower. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's A Loan constituting part of the A Loans made by the Lenders pursuant to the A Borrowing Request received by the Agent in accordance with paragraph 2.2(a), which Lender's A Loan shall be deemed to have been made by such Lender on the Borrowing Date applicable to the A Loans made by all of the Lenders on such Borrowing Date.

           (c) All Alternate Currency Borrowings made in accordance with this paragraph 2.2 shall be repaid or prepaid in the Alternate Currency in the amount borrowed. Interest payable on all Alternate Currency Loans shall be paid in the Alternate Currency.

     2.3   B Loans and Procedure for B Borrowings.
           --------------------------------------

           (a) Subject to the terms and conditions of this Agreement, each Lender severally agrees that the Company may effect B Borrowings under this paragraph 2.3 from time to time on any Business Day during the period from the Effective Date until the date occurring one day prior to the Termination Date in the manner set forth below, provided, however, that at no time shall the outstanding principal balance of B Loans exceed the Aggregate Commitments less the sum of the principal balance of all Eurodollar Loans and Base Rate Loans and the Assigned Dollar Value of the principal balance of all Alternate Currency Loans, if any, then outstanding.

           (i) The Company may request a B Borrowing under this paragraph 2.3 by giving to the Agent, not later than 10:45 A.M. (New York City time) at least one Business Day prior to the date of the proposed B Borrowing, a notice (each, a "B Borrowing Request"), substantially in the form of
                      -------------------
     Exhibit C, specifying the requested Borrowing Date and the aggregate amount (which shall not be less than $1,000,000 or such amount plus a whole multiple of $100,000, or, if less, the undrawn balance of the Aggregate Commitments) of the proposed B Borrowing, the proposed Interest Period for each B Loan to be made as part of such B Borrowing, the Interest Payment Date or Dates relating thereto, and such other terms to be applicable to such B Borrowing as the Company may specify in such B Borrowing Request. The Agent shall notify (by telephone or telecopy) each Lender, not later than 12:15 P.M. (New York City time), of each B Borrowing Request received by it and the terms contained in such B Borrowing Request.

           (ii) Each Lender shall, if, in its sole discretion, it elects so to do, irrevocably offer to make one or more B Loans to the Company as part of such proposed B Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Agent (by telephone or telecopy (in the case of telephone, immediately confirmed by telecopy)), before 1:15 P.M. (New York City time) on the date the applicable B Borrowing Request is received by the Agent, of the minimum amount and maximum amount of each B Loan which such Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of this paragraph 2.3, exceed such Lender's Commitment), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to each such B Loan. The Agent shall notify the Company of all such offers before 2:30 P.M. (New York City time) on the date the applicable B Borrowing Request is received by the Agent, provided that if BNY in its capacity as a Lender shall in its sole discretion elect to make any such offer, it shall notify the Company of such offer before 1:00 P.M. (New York City time) on such date. If any Lender other than BNY shall fail to notify the Agent before 1:15 P.M. (New York City time), and if BNY in its capacity as a Lender shall fail to notify the Company before 1:00 P.M. (New York City time) on the date the applicable B Borrowing Request is received by the Agent, that it elects to make such an offer of a B Loan, such Lender shall be deemed to have elected not to make such an offer and such Lender shall not be obligated to, and shall not make, any B Loan as part of such B Borrowing. Any offer submitted after the time specified in this paragraph 2.3(a)(ii) shall be disregarded by the Agent unless such offer is submitted by a Lender to correct a manifest error in an earlier, timely offer by such Lender.

           (iii) The Company shall, before 3:30 P.M. (New York City time) on the date the applicable B Borrowing Request is received by the Agent, either

           (A) cancel such B Borrowing Request by notice to the Agent to that effect, or

           (B) in its sole discretion, irrevocably accept one or more of the offers made by any Lender or Lenders pursuant to (ii) above, by giving notice to the Agent of the amount of each B Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Company by the Agent on behalf of the Lender offering such B Loan pursuant to (ii) above) to be made by each Lender as part of such B Borrowing, and reject any remaining offers made by Lenders pursuant to (ii) above, by giving the Agent notice to that effect. No Lender shall be obligated to make a B Loan in a principal amount less than the minimum amount offered by such Lender without consenting to such lesser amount. If any Lender declines to make a B Loan at such lesser amount, the Company shall be entitled in its sole discretion to determine which of such other offers for B Loans it shall accept.

           (iv) If the Company notifies the Agent that a B Borrowing Request is cancelled pursuant to (iii)(A) above, the Agent shall give prompt notice (by telephone or telecopy) thereof to the Lenders and such B Borrowing shall not be made.

           (v) If the Company accepts one or more of the offers made by any Lender or Lenders pursuant to clause (iii)(B) above, the Agent shall, not later than 4:00 P.M. (New York City time) on the date the applicable B Borrowing Request is received by the Agent, notify (A) each Lender that has made an offer as described in clause (ii) above, of the Borrowing Date and the aggregate amount of such B Borrowing and whether any offer or offers made by such Lender pursuant to clause (ii) above have been accepted by the Company and (B) each Lender that is to make a B Loan as part of such B Borrowing (a "Participating Lender" with respect to such B Borrowing), of
                   --------------------
     the amount of each B Loan to be made by such Lender as part of such B Borrowing, together with a specification of the interest rate, Interest Period and Interest Payment Date or Dates in respect of each such B Loan. Each such Participating Lender shall, before 12:00 Noon (New York City time) on the date of such B Borrowing make available to the Agent at the Agent's address specified in paragraph 11.2, for the account of such Lender's Applicable Lending Office for the benefit of the Company, such Lender's portion of such B Borrowing, in immediately available funds. After receipt by the Agent of each such amount from each such Participating Lender, the Agent will make the aggregate of such amounts available on such date to the Company at the office of the Agent specified in paragraph 11.2 by crediting the account of the Company on the books of such office with such aggregate amount, in immediately available funds, and the Agent will notify each Lender of the amount of such B Borrowing, such Lender's portion of the B Loan resulting therefrom and the date upon which such B Loan commenced and is scheduled to terminate. After each B Borrowing, if requested by any Lender, the Agent shall within a reasonable time furnish to such Lender such information in respect of such B Borrowing as such Lender shall reasonably request. Unless the Agent shall have received prior notice from a Participating Lender (by telephone or otherwise, any such oral notice to be promptly confirmed by telecopy or other writing) that such Participating Lender will not make available such Participating Lender's B Loan, the Agent may assume that such Participating Lender has made such Participating Lender's portion of such B Borrowing available to the Agent on such Borrowing Date in accordance with this paragraph, and the Agent may, in reliance upon such assumption, make available to the Company on such Borrowing Date a corresponding amount. If and to the extent such Participating Lender shall not have made such portion available to the Agent, such Participating Lender and the Company severally agree to pay to the Agent forthwith on demand (but without duplication) such corresponding amount with interest thereon for each day from the date such amount is made available to the Company until the date such amount is paid to the Agent at a rate per annum equal to, in the case of the Company, the rate of interest for such B Loan accepted by the Company in its notice to the Agent under paragraph 2.3(a)(iii)(B), and, in the case of such Lender, the Federal Funds Rate in effect on such day (as determined by the Agent) for the first three such days and the Base Rate thereafter. Such payment by the Company, however, shall be without prejudice to its rights against such Participating Lender and in the event of any such payment by the Company, the Agent shall use its best efforts to resolve the matter giving rise to the payment in manner mutually satisfactory to the Agent and the Company. If such Participating Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Participating Lender's B Loan comprising its portion of a B Borrowing for purposes of this Agreement, which B Loan shall be deemed to have been made by such Participating Lender on the Borrowing Date applicable to such B Borrowing.

           (b) Within the limits and on the conditions set forth in this paragraph 2.3, the Company may from time to time borrow under this paragraph 2.3, repay pursuant to clause (c) below, and reborrow under this paragraph 2.3.

           (c) The Company shall repay to the Agent, for the account of each Participating Lender which has made a B Loan, on the maturity date of such B Loan (such maturity date being that specified by the Company for repayment of such B Loan in the related B Borrowing Request delivered pursuant to (a)(i) above) the then unpaid principal amount of such B Loan together with any interest then due.

           (d) The Company shall pay to the Agent, for the account of each Participating Lender which has made a B Loan, interest on the unpaid principal balance of each B Loan made by any Participating Lender hereunder from the Borrowing Date of such B Loan to the date the principal amount of such B Loan is repaid in full, at the rate of interest for such B Loan specified by the Participating Lender making such B Loan in its notice with respect thereto delivered pursuant to (a)(ii) above, such interest to be payable on the Interest Payment Date or Dates specified by the Company for such B Loan in the related B Borrowing Request delivered pursuant to (a)(i) above.

     2.4   Notes.
           -----

          The Loans made by each Lender to each Borrower shall be evidenced by a promissory note of each of the Borrowers, substantially in the forms of Exhibits D-1 (with respect to the Company) and D-2 (with respect to Tambrands Ltd.), with appropriate insertions therein as to date and principal amount (each, as indorsed or modified from time to time, including all replacements thereof and substitutions therefor, a "Note" and, collectively with the Notes of all other
                           ----
Lenders, the "Notes"), payable to the order of such Lender and representing the
              -----
obligation of such Borrower to pay the applicable of (a) the amount of the Aggregate Commitments, with respect to the Company, or such Lender's Commitment Percentage of $25,000,000, with respect to Tambrands Ltd. or (b) such lesser or greater amount as shall equal the aggregate unpaid principal balance of all Loans made by such Lender to such Borrower, in each case with interest thereon as prescribed in paragraph 2.8 (it being understood that any Lender may, but is not obligated to, make B Loans in excess of its Commitment as provided in paragraph 2.3(a)(ii)). Each Lender is hereby authorized to record (i) the date and amount of each A Loan or B Loan made by such Lender, (ii) its character (in the case of A Loans) as a Base Rate Loan, a Eurodollar Loan, an Alternate Currency Loan or a combination thereof, (iii) the Interest Period and interest rate applicable to Eurodollar Loans, Alternate Currency Loans and B Loans, and (iv) the date and amount of each conversion and continuation of A Loans, and each payment or prepayment of principal of any Loans, on the schedule (and any continuations thereof) annexed to and constituting a part of its applicable Note. Any failure to so record or any error in so recording shall not affect the obligations of the applicable Borrower to repay the Loans made to it, with interest thereon, as herein provided. Each Note shall (x) be dated the first Borrowing Date, (y) be stated to mature on the Termination Date, and (z) bear interest for the period from and including the date thereof on the unpaid principal balance thereof from time to time outstanding at the applicable interest rate or rates per annum determined as provided in paragraph 2.8. Interest on each Note shall be payable as specified in paragraph 2.8.

     2.5  Reduction of Commitments.
          ------------------------

          (a) Voluntary Reductions.  The Borrowers shall have the right, upon at
              --------------------
least three Business Days' prior written notice to the Agent, at any time (but not more than four times in any fiscal year) to reduce permanently the Aggregate Commitments in whole at any time, or in part from time to time, to an amount not less than the aggregate principal balance of the A Loans and B Loans then outstanding (including, in the case of Alternate Currency Loans, the Assigned Dollar Value of such Alternate Currency Loans) after giving effect to any contemporaneous prepayment thereof, without premium or penalty, provided that each partial reduction of the Aggregate Commitments shall be in an amount equal to $5,000,000 or such amount plus a whole multiple of $1,000,000.

          (b) In General.  Reductions of the Aggregate Commitments shall be
              ----------
applied pro rata according to the Commitment Percentage of each Lender. Simultaneously with each reduction of the Aggregate Commitments under this paragraph 2.5, the Company shall pay the Facility Fees and Utilization Fees accrued on the amount by which the Aggregate Commitments have been reduced. If any prepayment is made under this paragraph 2.5 with respect to any Eurodollar Loan or Alternate Currency Loan, in whole or in part, prior to the last day of the applicable Interest Period, each of the Borrowers agrees that it shall indemnify the Lenders in accordance with paragraph 2.13.

     2.6  Prepayments of the Loans.
          ------------------------

          (a) Voluntary Prepayments.  (i) Each Borrower may, at its option,
              ---------------------
prepay A Loans made to it in whole or in part, without premium or penalty, at any time, and from time to time by notifying the Agent at least four Business Days prior to the proposed prepayment date in the case of Alternate Currency Loans, two Business Days prior to the proposed prepayment date in the case of Eurodollar Loans and one Business Day in the case of Base Rate Loans and (ii) with the prior written consent of the applicable Lender, the Company may prepay B Loans in whole or in part, without premium or penalty, at any time and from time to time by notifying the Agent and such Lender of such requested prepayment at least two Business Days prior to the proposed prepayment date. Each such notice shall be in writing and shall specify the Loans to be prepaid, the amount to be prepaid, and the date of prepayment. Upon receipt of such notice pursuant to clause (i) above, the Agent shall promptly notify each Lender thereof. If any such notice of a Borrower is given pursuant to this paragraph 2.6, such notice shall be irrevocable and payment of the amount specified in such notice shall be due and payable on the date specified, together with accrued interest to the date of such payment on the amount prepaid (provided that, with respect to a requested B Loan prepayment, the Lender to which such B Loan is to be prepaid shall have consented thereto). Partial prepayments of A Loans shall be in an aggregate principal amount of $1,000,000 or such amount plus a whole multiple of $1,000,000 (or the Dollar Equivalent thereof in the case of Alternate Currency Loans) or, if less, the outstanding principal balance of the A Loans. After giving effect to any partial prepayment with respect to Eurodollar Loans or Alternate Currency Loans which were made (whether as the result of a borrowing, a conversion or a continuation) on the same date and which had the same Interest Period, the outstanding principal balance of such Eurodollar Loans or Alternate Currency Loans, as the case may be, shall not be less than (subject to paragraph 2.7) $5,000,000 or such amount plus a whole multiple of $1,000,000 (or the Dollar Equivalent thereof with respect to Alternate Currency Loans).

          (b) In General.  If any prepayment is made under this paragraph 2.6
              ----------
with respect to any Eurodollar Loans, Alternate Currency Loans or B Loans, in whole or in part, prior to the last day of the applicable Interest Period, the applicable Borrower agrees to indemnify the Lenders in accordance with paragraph 2.13.

     2.7  Conversions/Continuations.
          -------------------------

          (a) With respect to A Loans, each Borrower may elect from time to time
(i) to convert Eurodollar Loans made to it to Base Rate Loans, new Eurodollar Loans or Alternate Currency Loans, (ii) to convert Base Rate Loans to Eurodollar Loans or Alternate Currency Loans, (iii) to convert Alternate Currency Loans to Base Rate Loans, Eurodollar Loans or new Alternate Currency Loans or (iv) to continue Eurodollar Loans or Alternate Currency Loans by selecting a new Interest Period therefor, in each case by giving the Agent at least one Business Day's (in the case of a conversion to Base Rate Loans), two Business Days' (in the case of a conversion to, or continuation of, a Eurodollar Loan) or four Business Days' (in the case of a conversion from or to, or continuation of, an

Alternate Currency Loan) prior irrevocable notice of such election by no later than 10:30 A.M., New York City time, specifying the amount to be so converted or continued, provided that (1) all such conversions of Base Rate Loans shall only be made on a Business Day, (2) any such conversion or continuation of Eurodollar Loans or Alternate Currency Loans shall only be made on the last day of the Interest Period applicable thereto and (3) any such conversion or continuation shall be subject to the provisos set forth in the first sentence of paragraph
2.1. The Agent shall promptly provide the Lenders with notice of any such election. Loans may be converted or continued pursuant to this paragraph 2.7(a) in whole or in part, provided that conversions to or continuations of Eurodollar Loans or Alternate Currency Loans shall be in an aggregate principal amount of (subject to this paragraph 2.7) $3,000,000 or such amount plus a whole multiple of $1,000,000.

          (b) Notwithstanding anything in this paragraph 2.7 to the contrary, no Loan may be converted to a Eurodollar Loan or an Alternate Currency Loan or continued as a new Eurodollar Loan or new Alternate Currency Loan if either Borrower or the Agent has knowledge that a Default or an Event of Default has occurred and is continuing at the time a Borrower shall notify the Agent of its election to so convert or continue, or at the time such Loan to be converted or continued is to be so converted or continued. In such event, any Base Rate Loan to be converted shall be automatically continued as a Base Rate Loan, and any Eurodollar Loan or Alternate Currency Loan to be converted or continued shall be automatically converted to a Base Rate Loan on the last day of the Interest Period applicable to such Eurodollar Loan or Alternate Currency Loan. If a Default or an Event of Default shall have occurred and be continuing, the Agent shall, at the request of the Required Lenders, notify the Borrowers (by telephone (confirmed by telecopy or other writing) or in writing) that all, or such lesser amount as the Agent and the Required Lenders shall designate, of the outstanding Eurodollar Loans and/or Alternate Currency Loans shall be automatically converted to Base Rate Loans, in which event such Eurodollar Loans and/or Alternate Currency Loans shall be automatically converted to Base Rate Loans on the date such notice is given. If any Eurodollar Loan or Alternate Currency Loan shall be terminated prior to the last day of the Interest Period applicable thereto pursuant to this paragraph 2.7(b), the Borrowers jointly and severally agree that they shall indemnify the Lenders in accordance with paragraph 2.13.

          (c) Each conversion and continuation shall be effected by each Lender by applying the proceeds of the new Base Rate Loan, Eurodollar Loan or Alternate Currency Loan, as the case may be, to the Loan (or portion thereof) being converted or continued (it being understood that any such conversion or continuation under this paragraph 2.7 shall not constitute a borrowing for purposes of paragraph 5 or 6). Accrued interest on the Loans (or portions thereof) being converted or continued shall be paid by the applicable Borrower at the time of conversion or continuation.

     2.8  Interest Rate and Payment Dates.
          -------------------------------

          (a) A Loans Prior to Maturity.  Prior to maturity, the outstanding
              -------------------------
principal balance of A Loans (i) made as Base Rate Loans shall bear interest on the unpaid principal balance thereof at the Base Rate and (ii) made as Eurodollar Loans or Alternate Currency Loans shall bear interest on the unpaid principal balance thereof at the Eurocurrency Rate for the Interest Period applicable thereto plus the percentage per annum set forth in the definition of "Applicable Margin" with respect to the Eurocurrency Rate.

          (b) B Loans Prior to Maturity. Prior to maturity, B Loans shall bear
              -------------------------
interest on the unpaid principal balance thereof payable as provided in paragraph 2.3.

          (c) Late Charges.  If all or any portion of the principal balance of
              ------------
or interest payable on any of the Loans or any other amount payable under the Loan Documents shall not be paid when due (whether at the stated maturity thereof, by acceleration or otherwise), such overdue balance or amount shall bear interest from the date of such nonpayment to but not including the date such balance is paid in full (whether before or after the entry of any judgment thereon) at a rate per annum equal to (i) with respect to Eurodollar Loans, Base Rate Loans and B Loans, the Base Rate plus 2% and (ii) with respect to Alternate Currency Loans, the Overnight Eurosterling Rate plus the Applicable Margin plus 2%.

          (d) General.  Interest on Base Rate Loans shall be calculated on the
              -------
basis of a 365 or 366 day year (as the case may be), and interest on all Eurodollar Loans, Alternate Currency Loans and B Loans shall be calculated on the basis of a 360 day year, in each case, for the actual number of days elapsed. Interest shall be payable in arrears on each Interest Payment Date and upon payment (including prepayment) of the Loans. Any change in the interest rate on a Loan resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate shall become effective. The Agent shall, as soon as practicable, notify the Borrowers and the Lenders of the effective date and the amount of each such change in the Base Rate, but failure to so notify shall not in any manner affect the obligation of the Borrowers to pay interest on the Loans in the amounts and on the dates required. Each determination of the Base Rate or Eurocurrency Rate by the Agent pursuant to this Agreement shall be conclusive and binding absent manifest error. At no time shall the interest rate payable on the Loans, together with the Facility Fee, the Utilization Fee and all other fees and other amounts payable hereunder, to the extent same are construed to constitute interest, exceed the Highest Lawful Rate. If interest payable to a Lender on any date would exceed the maximum amount permitted by the Highest Lawful Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Highest Lawful Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum allowable amount for such period shall be deemed to have been applied as a prepayment of the Loans. The Borrowers acknowledge that to the extent interest payable on the Loans is based on the Base Rate, the BNY Rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on the Loans on the BNY Rate, the Lenders have not committed to charge, and the Borrowers have not in any way bargained for, interest based on a lower or the lowest rate at which any Lender may now or in the future make loans to other borrowers.

     2.9  Substituted Interest Rate.
          -------------------------

          In the event that (i) the Agent shall have reasonably determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the interbank eurocurrency market, either adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate or Overnight Eurosterling Rate, as the case may be, applicable pursuant to paragraph 2.8 or (ii) in the event that Required Lenders shall have notified the Agent that they have determined (which determination shall be conclusive and binding on the Borrowers) that the applicable Eurocurrency Rate or Overnight Eurosterling Rate, as the case may be, will not adequately and fairly reflect the cost to the Required Lenders of maintaining or funding Loans bearing interest based on such Eurocurrency Rate or Overnight Eurosterling Rate, as the case may be, in either case with respect to (1) proposed Loans that a Borrower has requested be made as Eurodollar Loans or Alternate Currency Loans, or (2) new Eurodollar or Alternate Currency Loans that will result from the requested conversion of Base Rate Loans or the requested conversion or continuation of existing Eurodollar Loans or existing Alternate Currency Loans, or (3) Alternate Currency Loans bearing interest based upon the Overnight Eurosterling Rate pursuant to paragraph 2.8(c), as the case may be (any such Loan being herein called an "Affected Loan"), the Agent shall promptly notify the Borrowers and
           -------------
the Lenders (by telephone or otherwise) of such determination, to be promptly confirmed in writing to the Borrowers, in no event later than any requested Borrowing Date for such Affected Loan or requested Conversion/Continuation Date of such Loan, if applicable. If the Agent shall give such notice, (a) any requested Affected Loan shall be made as a Base Rate Loan, (b) any Loan that was to have been converted to or continued as an Affected Loan shall be converted to or continued as a Base Rate Loan and any outstanding Affected Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to a Base Rate Loan or
(c) the applicable Borrower may elect not to incur the Affected Loan by giving prompt notice to the Agent or may prepay the Affected Loan in accordance with paragraph 2.6. Until any such notice under clause (i) of this paragraph 2.9 has been withdrawn by the Agent (by notice to the Borrowers promptly upon the Agent having determined that such circumstances affecting the interbank eurocurrency market no longer exist and that adequate and reasonable means do exist for determining the Eurocurrency Rate or Overnight Eurosterling Rate, as the case may be, pursuant to paragraph 2.8), no further Eurodollar Loans or Alternate Currency Loans shall be made, nor shall the Borrowers have the right to convert any Loans to, or continue any Loans as, Eurodollar Loans or Alternate Currency Loans. Until any such notice under clause (ii) of this paragraph 2.9 has been withdrawn by the Agent (by notice to the Borrowers promptly upon the Agent's having been notified by the Required Lenders that circumstances no longer render any Loan an Affected Loan), no further Eurodollar Loans or Alternate Currency Loans shall be required to be made by the Lenders nor shall the Borrowers have the right to convert any Loan to, or continue any Loan as, a Eurodollar Loan or Alternate Currency Loan.

     2.10 Taxes; Net Payments.
          -------------------

          (a) All payments made by the Borrowers under the Loan Documents shall be made free and clear of, and without reduction for or on account of, any taxes (including, without limitation, foreign taxes) required by law to be withheld from any amounts payable under the Loan Documents excluding, in the case of the Agent or any Lender, taxes imposed on or measured by overall net income or franchise taxes imposed by the jurisdiction under the laws of which such Agent or Lender is organized, the jurisdiction of such Lender's Applicable Lending Office, or any political subdivision thereof. A statement setting forth the calculations of any amounts payable pursuant to this paragraph submitted by a Lender to the Borrowers shall be conclusive absent manifest error.

          (b) Each Lender that is not organized under the laws of the United States or any State thereof shall, if applicable, deliver to each of the Borrowers two original, duly executed copies of Form 4224 or Form 1001, as the case may be, together with such other certificates, documents or other evidence as the Borrowers may reasonably require from time to time as are necessary to establish that such Lender is not subject to withholding under Section 1441 or 1442 of the Code or as may be necessary to establish, under any law imposing upon the Borrowers hereafter an obligation to withhold any portion of the payments made by the Borrowers under the Loan Documents, that payments to the Agent for the account of such Lender are not subject to withholding. Notwithstanding any provision herein to the contrary, the Borrowers shall have no obligation to pay to any Lender any amount which the Borrowers are liable to withhold due to the failure of such Lender to file two duly executed copies of Form 4224 or Form 1001, as the case may be, along with any other statement of exemption required by the Code.

     2.11 Illegality.
          ----------

          Notwithstanding any other provisions herein, if any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain its Eurodollar Loans or Alternate Currency Loans as contemplated by this Agreement, (a) the obligation of such Lender hereunder to make Eurodollar Loans or Alternate Currency Loans or to convert Loans to or continue Loans as Eurodollar Loans or Alternate Currency Loans, as the case may be, shall forthwith be suspended and (b) such Lender's Loans then outstanding as Eurodollar Loans or Alternate Currency Loans affected hereby, if any, shall be converted automatically to Base Rate Loans on the last day of the then current Interest Period applicable thereto or earlier if required by law. If the obligation of any Lender to make or maintain Eurodollar Loans or Alternate Currency Loans has been suspended pursuant to this paragraph 2.11 and such Lender shall subsequently notify the Agent and the Borrowers that it is once again legal for such Lender to make or maintain Eurodollar Loans or Alternate Currency Loans, such Lender's obligation to make or maintain such Eurodollar Loans or Alternate Currency Loans shall be reinstated.

     2.12 Increased Costs.
          ---------------

          (a) In the event that any law, regulation, treaty or directive hereafter enacted, promulgated, approved or issued or any change in any presently existing law, regulation, treaty or directive or in the interpretation or application thereof by any Governmental Body charged with the administration thereof or compliance by a Lender (or any corporation directly or indirectly owning or controlling such Lender) with any request or directive hereafter received from any central bank or other Governmental Body:

      (i) does or shall subject such Lender to any tax of any kind whatsoever with respect to any Eurodollar Loans or Alternate Currency Loans or its obligations under this Agreement to make Eurodollar Loans or Alternate Currency Loans, or change the basis of taxation of payments to such Lender of principal, interest or any other amount payable hereunder in respect of its Eurodollar Loans or Alternate Currency Loans (except for the imposition of, or change in the rate of, a tax on the overall net income of such Lender); or

          (ii) does or shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender in respect of its Eurodollar Loans or Alternate Currency Loans which is not otherwise included in the determination of the applicable Eurocurrency Rate;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing, converting or maintaining its Eurodollar Loans or Alternate Currency Loans or its commitment to make such Loans hereunder, or to reduce any amount payable hereunder with respect to its Eurodollar Loans or Alternate Currency Loans, then, in any such case, the Borrowers shall promptly pay such Lender (such obligations of the Borrowers being joint and several), upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduction in such amount payable which such Lender deems to be material as determined by such Lender. No failure by a Lender to demand compensation for any increased cost shall constitute a waiver of such Lender's right to demand such compensation at any time. A written statement submitted by a Lender to the Borrowers setting forth the calculations of any additional amounts payable pursuant to the foregoing shall be conclusive absent manifest error. With respect to a Lender which has become a "Lender" hereunder pursuant to paragraph 11.7, the foregoing shall be applicable to enactments, promulgations, approvals, issuances and changes occurring or otherwise becoming effective on or after the date upon which such Lender so became a "Lender".

          (b) Without limiting the effect of the foregoing, the Borrowers, jointly and severally, agree to pay to each Lender on the last day of each Interest Period for each Eurodollar Loan and Alternate Currency Loan, so long as such Lender is maintaining reserves (including, without limitation, marginal, emergency, supplemental and special reserves) in respect of eurocurrency funding (currently referred to as "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System), or, unless the provisions of paragraph (a) above are applicable, so long as such Lender is, by reason of any regulatory change, maintaining reserves against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans and Alternate Currency Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender which includes any Eurodollar Loans or Alternate Currency Loans, an additional amount (determined by such

Lender and notified to the Agent, who shall thereafter notify the Borrowers) equal to the product of the following for each Eurodollar Loan or Alternate Currency Loan for each day during such Interest Period:

          (i) the principal balance of such Eurodollar Loan or Alternate Currency Loan outstanding on such day; and

          (ii) the difference between (x) a fraction the numerator of which is the Eurocurrency Rate (expressed as a decimal) applicable to such Eurodollar Loan or Alternate Currency Loan for such Interest Period as provided in this Agreement and the denominator of which is one minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Lender on such day minus (y) such numerator; and

          (iii)   1/360.

          (c) Any Lender claiming any additional amount payable pursuant to this paragraph 2.12 shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if such change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole and absolute determination of such Lender, be otherwise disadvantageous to such Lender.

     2.13 Indemnification for Loss.
          ------------------------

          Notwithstanding anything contained herein to the contrary, if a Borrower shall fail to borrow, convert or continue on a Borrowing Date or a Conversion/Continuation Date, as the case may be, after it shall have given notice to do so and shall have requested a Eurodollar Loan or Alternate Currency Loan pursuant to paragraph 2.2 or the conversion or, with respect to Eurodollar Loans or Alternate Currency Loans, continuation, of an A Loan to Eurodollar Loans or Alternate Currency Loans pursuant to paragraph 2.7, as the case may be, or shall have accepted one or more offers of B Loans under paragraph 2.3, or if a Eurodollar Loan or Alternate Currency Loan or B Loan shall be terminated for any reason prior to the last day of the Interest Period applicable thereto, or if, while a Eurodollar Loan, Alternate Currency Loan or B Loan is outstanding, any repayment or prepayment of such Eurodollar Loan, Alternate Currency Loan or B Loan is made for any reason (including, without limitation, as a result of acceleration or illegality) on a date which is prior to the last day of the Interest Period applicable thereto, the Borrowers, jointly and severally, agree to indemnify each Lender against, and to pay on demand directly to such Lender, an amount, if greater than zero, equal to:

                                A x (B-C) x  D
                                            ---
                                            360

where:

"A" equals such Lender's pro rata share of the Affected Principal Amount;

"B" equals the Eurocurrency Rate applicable to such requested or accepted Loan or the rate which such requested or accepted B Loan bears (in each case, expressed as a decimal);

"C" equals the applicable Eurocurrency Rate or Proposed Bid Rate (in each case, expressed as a decimal), as the case may be, in effect on the first day of the applicable Remaining Interest Period, or the immediately preceding Business Day if such Remaining Interest Period begins on a day other than a Business Day based on the applicable rates offered on or about such date, for deposits (or, in the case of a Proposed Bid Rate, based on the rate such Lender would have quoted) in an amount equal approximately to such Lender's pro rata share of the Affected Principal Amount with an Interest Period equal approximately to the applicable Remaining Interest Period, as reasonably determined by such Lender; and

"D" equals the number of days from and including the first day of the applicable Remaining Interest Period to but excluding the last day of such Remaining Interest Period;

and, in the case of Alternate Currency Loans, any other out-of-pocket loss or expense (including any internal processing charge customarily charged by such Lender) suffered by such Lender in connection with such Alternate Currency Loan, including, without limitation, in liquidating or employing deposits acquired to fund or maintain the funding of, or redeploying funds prepaid or repaid in connection with the making of, or losses in connection with currency or interest rate hedging arrangements with respect to, such Alternate Currency Loan. A written statement submitted by a Lender to the Borrowers as to the amount that will compensate such Lender for such additional costs with respect to Alternate Currency Loans shall be conclusive absent manifest error.

     2.14 Option to Fund.
          --------------

          Each Lender has indicated that, if a Borrower elects to borrow, convert to or continue a Loan as, a Eurodollar or Alternate Currency Loan or to borrow in the form of a B Loan, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of such Loan during the Interest Period in question; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid on such Eurodollar Loan or Alternate Currency

Loan or B Loan and any amounts owing under paragraphs 2.9, 2.12, and 2.13. Each Lender shall be entitled to fund and maintain its funding of all or any part of each Eurodollar Loan or Alternate Currency Loan or B Loan made by it in any manner it sees fit, but all determinations under paragraphs 2.9, 2.12, and 2.13 shall be made as if such Lender had actually funded and maintained such Eurodollar Loan or Alternate Currency Loan or B Loan during the applicable Interest Period through the purchase of deposits in an amount equal to such Eurodollar Loan or Alternate Currency Loan or B Loan and having a maturity corresponding to such Interest Period. The obligations of the Borrowers under paragraphs 2.9, 2.12, and 2.13 shall survive the termination of the Commitments, the payment of the Notes, and the payment of any other amounts due under the Loan Documents.

     2.15 Use of Proceeds.
          ---------------

          The proceeds of the Loans shall be used for general corporate purposes of the Borrowers and shall conform with the provisions of paragraph 4.12.

     2.16 Capital Adequacy.
          ----------------

          If either (i) the introduction of, or any change in or phasing in of, any law, rule or regulation or in the interpretation thereof by any Governmental Body charged with the administration thereof, (ii) compliance with any directive, guideline or request from any central bank or Governmental Body (whether or not having the force of law) promulgated or made after the date hereof, or (iii) compliance with the Risk-Based Capital Guidelines of the Federal Reserve System as set forth in 12 C.F.R. Parts 208 and 225, or of the Comptroller of the Currency, Department of the Treasury, as set forth in 12 C.F.R. Part 3, or other comparable law, rule or regulation, affects or would affect the amount of capital required to be maintained by a Lender (or any lending office of such Lender) or any corporation directly or indirectly controlling such Lender as a result of its commitment to make and maintain the funding of Loans hereunder, and such Lender shall have reasonably determined that such introduction, change or compliance has or would have the effect of reducing the rate of return on such Lender's or such corporation's capital or the asset value to such Lender or such corporation of any Loan made by such Lender as a result, direct or indirect, of such Lender having committed to make Loans hereunder or having made Loans hereunder to a level below that which such Lender could have achieved but for such introduction, change or compliance (after taking into account such Lender's or such corporation's policies regarding capital adequacy) by an amount reasonably deemed by such Lender to be material, then, upon demand by such Lender, the Borrowers, jointly and severally, shall promptly pay to such Lender such additional amount or amounts as shall be sufficient to compensate such Lender for such reduction in such rate of return or asset value. Each Lender shall calculate the amounts payable to it under this paragraph 2.16 in a manner consistent with the manner in which it shall calculate similar amounts payable to it by other borrowers having provisions in their credit agreements comparable to this paragraph 2.16. A written statement submitted by a Lender to the Borrowers as to the amount that will compensate such Lender for such reductions shall be conclusive absent manifest error.

     2.17 Transaction Record.
          ------------------

          The Agent has established a transaction record (the "Transaction
                                                               -----------
Record") with respect to this Agreement.  The Transaction Record shall set forth
- - ------
each Lender's A Loans and B Loans (including the Type of each A Loan), each payment by a Borrower of principal and interest on the Loans and certain additional information. The Transaction Record shall be presumptively correct absent manifest error as to the amount of each Lender's Loans and as to the amount of principal and interest paid by each Borrower in respect of such Loans and as to the other information relating to the Loans and amounts paid and payable by each Borrower hereunder and under the Notes set forth in such Transaction Record.

     2.18 Extension of Termination Date.
          -----------------------------

          (a) Provided that no Default or Event of Default exists during the periods set forth below, the Company may request that the Termination Date be extended for additional one-year periods by giving written notice of each such request (each, an "Extension Request") to the Agent during the period which is
                   -----------------
not more than 60 days nor less than 30 days prior to (i) the first anniversary of the Effective Date, with respect to an extension of one year beyond the initial Termination Date and (ii) the second anniversary of the Effective Date, with respect to an extension of an additional year beyond the Termination Date as previously extended pursuant to this paragraph 2.18(a)(i) (it being understood that not more than two such one-year extensions, as set forth herein, may be requested) and, upon receipt of such notice, the Agent shall promptly notify each Lender of such request, and

          (1) if each Lender consents to an Extension Request during the Extension Consent Period (by giving written notice thereof to the Company and the Agent), the then current Termination Date shall be extended by one year from the then current Termination Date;

          (2) if Extension Consent Required Lenders consent to an Extension Request during the Extension Consent Period (by giving written notice thereof to the Company and the Agent) the Termination Date shall be extended by one year from the then current Termination Date with respect to the Commitments of such Lenders;

          (3)  if Lenders (each a "Nonconsenting Lender") having Commitments
                              --------------------
    equal to less than 20% of the Aggregate Commitments (without giving effect to any Loans outstanding) do not consent to an Extension Request during the Extension Consent Period, the Company may elect to (i) withdraw such Extension Request, (ii) terminate the Commitment of each Nonconsenting Lender effective on the then current Termination Date (with the Commitments of each other Consenting Lender continuing in full force and effect) and, on such Termination Date, pay to the Agent for distribution to each such Nonconsenting Lender the outstanding principal balance, if any, of the Note of each such Nonconsenting Lender, together with any accrued and unpaid interest thereon to the date of such payment, any accrued and unpaid Facility Fees and Utilization Fees due to such Lender, and any amount due to such Lender under paragraph 2.13, whereupon (A) effective on such then current Termination Date, such Termination Date shall be extended for one year, and (B) each Nonconsenting Lender shall cease to be a "Lender" for all purposes of this Agreement (except with respect to its rights hereunder to be reimbursed for costs and expenses in connection with, and to indemnification with respect to, matters attributable to events, acts or conditions occurring prior to such payment) and shall no longer have any obligations hereunder, (iii) request one or more of the Consenting Lenders
     (each, a "Replacement Lender") to elect to increase its Commitment by an
              ------------------
    amount up to the amount of the Commitment of such Nonconsenting Lenders, or
    (iv) designate another bank or banks (any such bank, also a "Replacement
                                                                 -----------
    Lender") reasonably acceptable to the Agent and willing to assume the
    ------
    Commitments of any such Nonconsenting Lender or Lenders. Upon the Commitment of a Nonconsenting Lender being assumed by a Replacement Lender under (iii) or (iv) above, effective on the then current Termination Date or such earlier date as shall be determined by the Company and the Agent, each such Replacement Lender shall assume the Commitment of each such Nonconsenting Lender by executing and delivering an Assignment and Acceptance Agreement in the form of Exhibit L and, if such Nonconsenting Lender is the holder of Notes, by purchasing such Notes of such Nonconsenting Lender, which shall sell the same without recourse or warranty (except as to the amount due thereon, its title to such Notes and its right to sell the same) to such Replacement Lender at a price in immediately available funds equal to the amount payable under (ii) above, whereupon (x) effective on the then current Termination Date, such Termination Date shall be extended by one year from and including the then current Termination Date, (y) each Replacement Lender, if applicable, shall be deemed to be a "Lender" for all purposes of this Agreement, and (z) each Nonconsenting Lender shall cease to be a "Lender" for all purposes of this Agreement (except with respect to its rights hereunder to be reimbursed for costs and expenses in connection with, and to indemnification with respect to, matters attributable to events, acts or conditions occurring prior to such assumption and purchase) and shall no longer have any obligations hereunder. Each Lender will use its best efforts to respond during the Extension Consent Period to any request for an extension of the Termination Date, provided that no Lender's failure to so respond shall create any claim against it or have the effect of extending the Termination Date or such Lender's Commitment beyond the Termination Date; and

          (4) if Extension Consent Required Lenders do not consent to an Extension Request during the Extension Consent Period, the Termination Date shall not be extended.

    (b) In the event the Company elects to terminate the Commitment of a Nonconsenting Lender under paragraph 2.18(a)(3)(ii) above, the Agent is authorized and directed to amend Exhibit A, effective on the then current Termination Date, and promptly distribute a copy thereof to the Company and the remaining Lenders (the "Consenting Lenders") reflecting the names of all
                        ------------------
Consenting Lenders and Replacement Lenders and the new Commitment Percentage of each such Consenting Lender and Replacement Lender (after giving effect to the termination of each Nonconsenting Lender's Commitment and the assumption by any Replacement Lender of such Commitment).

     2.19 Substitution of Lender.
          ----------------------

          In the event that the Company becomes obligated to pay additional amounts to any Lender pursuant to paragraph 2.10, then, unless such Lender has theretofore taken steps to cure, and has cured, the conditions creating the cause for such obligation to pay such additional amounts, the Company may, within 60 days of the demand by such Lender for such additional amounts, designate another bank which is reasonably acceptable to the Agent and the Required Lenders (such Lender being herein called a "Substituted Lender") to
                                                     ------------------
purchase the Loans of such Lender and such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of such Lender's Loans plus any accrued but unpaid interest thereon and accrued but unpaid Facility Fees and Utilization Fees in respect of such Lender's Commitment and any other amounts payable to such Lender hereunder, and to assume all the obligations of such Lender hereunder (except for such rights as survive repayment of the Loans), and, upon such purchase, such Lender shall no longer be a party hereto or have any rights hereunder (except those that survive full payment hereunder) and shall be relieved from all obligations to the Borrowers hereunder, and the Substituted Lender shall succeed to the rights and obligations of such Lender hereunder. The Borrowers shall execute and deliver to such Substituted Lender Notes in an aggregate principal amount equal to, with respect to the Company, the Aggregate Commitments assumed by such Substituted Lender and with respect to Tambrands Ltd., such Substituted Lender's Commitment Percentage of $25,000,000. Notwithstanding anything herein to the contrary, in the event that a Lender is replaced pursuant to this paragraph 2.19, such Lender shall be entitled to receive the additional amounts to which it would be entitled pursuant to paragraph 2.10 had it not been so replaced.


3.   FEES; PAYMENTS
     --------------

     3.1  Facility Fee.
          ------------

          The Company agrees to pay to the Agent for the account of the Lenders in accordance with each Lender's Commitment Percentage, a fee (the "Facility
                                                                    --------
Fee") for the period from and including the Effective Date to but excluding the Termination Date or other termination of the Commitments, in an amount equal for each day to the applicable percentage per annum set forth in the definition of "Applicable Margin" with respect to the Facility Fee Rate for such day, multiplied by the Aggregate Commitments on such day, whether or not utilized, payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on September 30, 1994, and on the Termination Date. The Facility Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     3.2  Auction Fee.
          -----------

          The Company agrees to pay the Agent for its own account a fee (the

"Auction Fee") equal to $500 on the date of each delivery to the Agent of a B
- - ------------
Borrowing Request.

     3.3  Utilization Fee.
          ---------------

          In the event that, at any time, the sum of the aggregate principal amount of all Base Rate Loans, Eurodollar Loans and B Loans hereunder, together with the Assigned Dollar Value of the aggregate principal balance of all Alternate Currency Loans hereunder, exceeds 50% of the Aggregate Commitments, the Company agrees to pay to the Agent for the account of the Lenders in accordance with each Lender's outstanding Loans hereunder a fee (the

"Utilization Fee") for the period from and including the date upon which the sum
- - ----------------
of
all such Loans exceeds 50% of the Aggregate Commitments to but excluding the date upon which the aggregate principal amount of all outstanding Loans is less than or equal to 50% of the Aggregate Commitments, in an amount equal 0.075% per annum on the daily outstanding principal amount of all Loans, payable quarterly in arrears on the last day of each March, June, September and December of each year, commencing on September 30, 1994 and on the Termination Date. The Utilization Fee shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

       3.4   Pro Rata Treatment and Application of Principal Payments.
             --------------------------------------------------------

          With respect to the A Loans, any borrowing by a Borrower from the Lenders, any conversion (and, with respect to Eurodollar Loans and Alternate Currency Loans, any continuation) of A Loans from one interest rate basis to another, and any reduction of the Commitments (other than a reduction arising under paragraph 2.18), shall be made pro rata according to the Commitment Percentage of each Lender. All payments (including prepayments, fees and expenses) made by a Borrower to the Agent on account of principal of or interest on the A Loans shall be made pro rata according to the outstanding principal balance of each Lender's A Loans, and all payments (including prepayments, fees and expenses) made by a Borrower on account of principal of or interest on the B Loans comprising the same B Borrowing shall be made as specified in paragraphs 2.3(c) and 2.3(d). Any payments received by any Lender in respect of such Lender's A Loans or B Loans, by way of set-off, counterclaim or otherwise, shall be shared with the other Lenders pro rata in accordance with the Lenders' Commitment Percentages or in accordance with such Lenders' B Loans comprising the same B Borrowing, as the case may be. All payments by a Borrower shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon (New York City time) with respect to Base Rate Loans, Eurodollar Loans and B Loans, and prior to 12:00 Noon (London time) with respect to Alternate Currency Loans, and on the date such payment is due, to the Agent for the account of the Lenders at the Agent's office specified in paragraph 11.2 (or such other office designated by the Agent to the applicable Borrower), in each case in lawful money of the United States of America and in immediately available funds, or, in the case of Alternate Currency Loans, in such Alternate Currency and, as between a Borrower and the Lenders, any payment by such Borrower to the Agent for the account of the Lenders shall be deemed to be payment by such Borrower to the Lenders. The failure of the applicable Borrower to make any such payment by 12:00 Noon (New York City or London time, as the case may be) on such due date shall not constitute a Default or Event of Default, provided that such payment is made on such due date, but any such payment received by the Agent on any Business Day after 12:00 noon (New York City or London time, as the case may be) shall be deemed to have been received on the immediately succeeding Business Day for the purpose of calculating any interest payable in respect thereof. The Agent agrees promptly to notify the applicable Borrower if it shall not receive any such payment before 12:00 Noon (New York City or London time, as the case may be) on the due date thereof, provided that the failure of the Agent to give such notice shall in no way affect such Borrower's obligation to make any payment hereunder on the date any such payment is due. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder or on any Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (unless, in the case of Eurodollar Loans or Alternate Currency Loans, the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate or rates during such extension.

4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     In order to induce the Agent and the Lenders to enter into this Agreement and the Lenders to make the Loans, the Company and, where applicable, Tambrands Ltd., hereby makes the following representations and warranties to the Agent and the Lenders:

     4.1  Significant Subsidiaries.
          ------------------------

          The Company has only the Significant Subsidiaries set forth in Exhibit
E. The shares of each Significant Subsidiary owned by the Company are duly authorized, validly issued, fully paid and nonassessable and are owned free and clear of any Liens, except Permitted Liens.

     4.2  Corporate Existence and Power.
          -----------------------------

          The Company and each of its Significant Subsidiaries is a corporation which is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite corporate power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure to be so authorized could reasonably be expected to have a Material Adverse Effect.

     4.3  Corporate Authority.
          -------------------

          Each of the Borrowers has full corporate power and authority to enter into, execute, deliver and carry out the terms of this Agreement, to execute, deliver and carry out the terms of the Notes and to incur the obligations provided for herein and therein, and, upon the request by a Borrower for a Loan hereunder, such Borrower shall have full corporate power and authority to make the borrowings contemplated thereby, all of which have been or shall be duly authorized by all proper and necessary corporate action and are not or will not be in violation of such Borrower's Certificate of Incorporation or Articles of Association, as the case may be, and By-Laws.

     4.4  Governmental Body Approvals.
          ---------------------------

          No consent, authorization or approval of, filing with, notice to, or exemption by, the Borrowers' respective stockholders, any Governmental Body or any other Person (except for those which have been obtained, made or given) is required to authorize, or is required in connection with, the execution and delivery by the Borrowers of, and the performance by the Borrowers of their obligations under, the Loan Documents or is required as a condition to the validity or enforceability of the Loan Documents with respect to or against the Borrowers. No provision of any applicable statute, law (including, without limitation, any applicable usury or similar law), rule or regulation of any Governmental Body will prevent the execution and delivery by the Borrowers of, or performance by the Borrowers of their obligations under, or affect the validity with respect to or against the Borrowers of, the Loan Documents.

     4.5  Binding Agreement.
          -----------------

          This Agreement constitutes, and the Notes, when issued and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of the Borrowers enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     4.6  Litigation.
          ----------

          Except as set forth in Exhibit F, there are no actions, suits, arbitration proceedings or claims pending or, to the knowledge of either Borrower, threatened against the Company or any of its Subsidiaries, or maintained by the Company or any of its Subsidiaries, at law or in equity, before any Governmental Body which, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect. There are no proceedings pending or, to the knowledge of either Borrower, threatened against the Company or any of its Subsidiaries which call into question the validity or enforceability of any of the Loan Documents.

     4.7  No Conflicting Agreements.
          -------------------------

          Neither the Company nor any of its Subsidiaries is in default under any mortgage, indenture, contract, agreement, judgment, decree or order to which it is a party or by which it or any of its Property is bound, which defaults, taken as a whole, could reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Loan Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been obtained), or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Company or any Subsidiary of the Company pursuant to the terms of any such mortgage, indenture, contract, agreement, judgment, decree or order, which defaults, conflicts and consents, if not obtained, could reasonably be expected to have a Material Adverse Effect.

     4.8  Taxes.
          -----

          Except as set forth in Exhibit G, the Company and each of its Subsidiaries has filed or caused to be filed all tax returns required to be filed and has paid, or has made adequate provision for the payment of, all Taxes shown to be due and payable on said returns or in any assessments made against it which if not so filed or paid could reasonably be expected to result in a Material Adverse Effect, and no tax Liens that are not Permitted Liens have been filed. The charges, accruals and reserves on the books of the Company and each of its Subsidiaries with respect to all federal, state, local and other Taxes are, in the judgment of the Company, adequate, and the Company knows of no unpaid assessment which is due and payable against it or any of its Subsidiaries or any claims being asserted which could reasonably be expected to have a Material Adverse Effect, except such thereof as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP.

     4.9  Compliance with Applicable Laws.
          -------------------------------

          Neither the Company nor any of its Subsidiaries is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body which default could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute or regulation, including ERISA, of any Governmental Body, which violation could reasonably be expected to have a Material Adverse Effect.

     4.10 Governmental Regulations.
          ------------------------

          Neither the Company nor any of its Subsidiaries is subject to (i) regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or (ii) any statute or regulation which prohibits or restricts the incurrence of Indebtedness under the Loan Documents, including, without limitation, statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     4.11 Property.
          --------

          The Company and each of its Subsidiaries has good and marketable title to all of its respective Property, with respect to which the absence of such marketable title could reasonably be expected to result in a Material Adverse Effect, subject to no Liens, except Permitted Liens.

     4.12 Federal Reserve Regulations; Use of Loan Proceeds.
          -------------------------------------------------

          Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, directly or indirectly, to purchase or carry any Margin Stock (other than treasury stock of the Company) or for a purpose which violates any law, rule or regulation of any Governmental Body, including, without limitation, the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as amended.

     4.13 No Misrepresentation.
          --------------------

          No representation or warranty made by either Borrower contained herein, and no certificate or report furnished or to be furnished by either Borrower in connection with the transactions contemplated hereby, contains or will contain a misstatement of material fact.

     4.14 Burdensome Obligations.
          ----------------------

          Neither the Company nor any of its Subsidiaries is a party to or bound by any franchise, agreement, deed, lease or other instrument, or is subject to any corporate restriction which, in the opinion of the management of the Company, is so unusual or burdensome, in the context of the Company's or such Subsidiary's business, as in the foreseeable future could reasonably be expected to result in a material adverse effect on the ability of the Borrowers to perform their obligations under the Loan Documents. The Borrowers do not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome as to have a Material Adverse Effect.

     4.15 Plans.
          -----

          Neither of the Borrowers nor any Commonly Controlled Entity is an employer under or is otherwise obligated to contribute to any Multiemployer Plan. Each Single Employer Plan is in compliance in all material respects with the applicable provisions of ERISA and the Code, and the Company and each of its Subsidiaries have filed all reports required to be filed by them under ERISA and the Code with respect to each such Plan, the noncompliance with which or failure of which to file could reasonably be expected to result in a Material Adverse Effect. As of the Effective Date all requirements imposed by ERISA and the Code with respect to the funding of all Single Employer Plans have been met, the failure of which to meet could reasonably be expected to result in a Material Adverse Effect. Since the effective date of ERISA, there have not been, nor are there now existing, any events or conditions which would permit any Single Employer Plan to be terminated under circumstances which would cause the lien provided under Section 4068 of ERISA to attach to the Property of the Company or any of its Subsidiaries. No Reportable Event has occurred which constitutes grounds for the termination of any Single Employer Plan under Title IV of ERISA and no Single Employer Plan or Multiemployer Plan has been terminated in whole or in part, which termination has resulted in any material withdrawal liability being imposed on the Company or any Subsidiary.

     4.16 Financial Statements.
          --------------------

          The Company has heretofore delivered to the Lenders copies of its audited Consolidated Balance Sheet and the related Consolidated Statements of Earnings, Cash Flows and Shareholders' Equity as of December 31, 1993, and its unaudited Consolidated Balance Sheet and the related Consolidated Statements of Earnings, Cash Flows and Shareholders' Equity as of June 30, 1994 for the six-month fiscal period then ended, (with the related notes and schedules, the

"Financial Statements").  The Financial Statements fairly present, in all
- - ---------------------
material respects, the Consolidated financial condition and results of the operations of the Company as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP. Neither the Company nor any of its Subsidiaries has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which, in accordance with GAAP, should have been disclosed in the Financial Statements and was not. Since December 31, 1993, the Company and its Subsidiaries have conducted their businesses only in the ordinary course and there has been no Material Adverse Change.

     4.17 Environmental Matters.
          ---------------------

          Except as set forth in Exhibit I, neither the Company nor any of its Subsidiaries (i) has received notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, arising in connection with (a) any non-compliance with or violation of the requirements of any applicable federal, state or local environmental health and safety statutes or regulations or (b) the release or threatened release of any toxic or hazardous waste, substance or constituent into the environment, (ii) to the best knowledge of the Company, has any liability in connection with the release or threatened release of any toxic or hazardous waste, substance or constituent into the environment which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) has received notice of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent into the environment for which the Company or any of its Subsidiaries is or may be liable which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or (iv) has received notice that the Company or any of its Subsidiaries is or may be liable to any Person under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 et seq. ("CERCLA") or any
                                                  -- ---    ------
analogous state or foreign law which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries is in compliance in all material respects with the financial responsibility requirements of federal, state and foreign environmental laws to the extent applicable, including, without limitation, those contained in 40 C.F.R., parts 264 and 265, subpart H, and any analogous state or foreign law, except for any noncompliance which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     4.18 Indebtedness.
          ------------

          As of June 30, 1994, the Company and its Subsidiaries have created, incurred, assumed or suffered to exist only the Indebtedness set forth in Exhibit M.

5    CONDITIONS TO LENDING - FIRST LOANS
     -----------------------------------

     In addition to the conditions precedent set forth in paragraph 6, the obligation of the Lenders to make the first Loans on the first Borrowing Date shall be subject to the fulfillment of the following conditions precedent:

     5.1  Evidence of Corporate Action.
          ----------------------------

          (a) The Agent shall have received a certificate, dated the first Borrowing Date, of the Secretary or an Assistant Secretary of the Company (i) attaching a true and complete copy of all documents evidencing necessary corporate action (in form and substance satisfactory to the Agent and to Special Counsel) taken by it to authorize the Loan Documents and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By-Laws and (iii) setting forth the incumbency of its officer or officers who may sign the Loan Documents and Borrowing Requests, including therein a signature specimen of such officer or officers.

          (b) The Agent shall have received a certificate, dated the first Borrowing Date, of the Secretary, Assistant Secretary or a director of Tambrands Ltd. (i) attaching a true and complete copy of all documents evidencing necessary corporate action (in form and substance satisfactory to the Agent and to Special Counsel) taken by it to authorize the Loan Documents and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Articles of Association and By-Laws and (iii) setting forth the incumbency of its officer or officers who may sign the Loan Documents and Borrowing Requests, including therein a signature specimen of such officer or officers.

     5.2  Good Standing Certificates.
          --------------------------

          The Agent shall have received a certificate of good standing of the Secretary of State of the State of Delaware and of each other state in which the Company is qualified to do business, and a certificate of qualification or other equivalent certification of a governmental authority in England as to Tambrands Ltd.'s qualification to do business therein.

     5.3  Notes.
          -----

          The Agent shall have received the Notes duly executed by an Authorized Signatory of each of the Borrowers.

     5.4  Opinion of Counsel to the Company.
          ---------------------------------

          The Agent shall have received an opinion of Seth E. Herbert, Vice President and International Counsel of the Company, addressed to the Agent and the Lenders and dated the first Borrowing Date, substantially in the form of Exhibit J.

     5.5  Opinion of Special Counsel.
          --------------------------

          The Agent shall have received an opinion of Special Counsel, dated the first Borrowing Date, substantially in the form of Exhibit K.

     5.6  Fees of Special Counsel.
          -----------------------

          The Company shall have paid the reasonable fees and expenses of Special Counsel.

     5.7  Form U-1.
          --------

          The Agent shall have received statements on Federal Reserve Form U-1 duly executed by an Authorized Signatory of each Borrower.

     5.8  Other Documents.
          ---------------

          The Agent shall have received such other documents and assurances as the Agent or Special Counsel shall reasonably require.


6.   CONDITIONS OF LENDING - ALL LOANS.
     ---------------------------------

     The obligation of the Lenders to make any Loan on a Borrowing Date (which shall not include a conversion or continuation of any Loans pursuant to paragraph 2.7) shall be subject to the satisfaction of the following conditions precedent as of the date of such Loan:

     6.1  Compliance.
          ----------

          On each Borrowing Date and after giving effect to the Loans to be made thereon, (i) there shall exist no Default or Event of Default, (ii) the representations and warranties contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date, except (a) as the context otherwise requires,
(b) for those representations and warranties which by their terms or by necessary implication are expressly limited to a state of facts existing as of or prior to the Effective Date and (c) such matters relating thereto as are indicated in each Borrowing Request (which shall be true and correct in all material respects in the determination of the Lenders in their sole discretion and reasonably satisfactory to each Lender) and (iii) there shall have occurred no Material Adverse Change since December 31, 1993. Each borrowing by a Borrower shall constitute a certification by such Borrower as of the date of such borrowing that each of the foregoing matters is true and correct in all respects.

     6.2  Borrowing Request.
          -----------------

          With respect to any request for Loans, the Agent shall have received a Borrowing Request, duly executed by an Authorized Signatory of the applicable Borrower.

     6.3  Loan Closings.
          -------------

          All documents required by the provisions of this Agreement to be executed or delivered to the Agent on or before the applicable Borrowing Date shall have been executed and shall have been delivered at the office of the Agent set forth in or pursuant to paragraph 11.2 on or before such Borrowing Date.

7.   AFFIRMATIVE COVENANTS
     ---------------------

     The Company hereby agrees that so long as this Agreement is in effect, any Loan remains outstanding and unpaid, or any other amount is owing under any of the Loan Documents, the Company shall:

     7.1  Financial Statements.
          --------------------

          Maintain, and cause each of its Subsidiaries to maintain, a system of accounting in accordance with GAAP, and furnish or cause to be furnished to the
Lenders:

          (a) As soon as available, but in any event within 105 days after the end of each fiscal year of the Company, a copy of its Consolidated Balance Sheet as at the end of such fiscal year, together with the related Consolidated Statements of Earnings, Cash Flows and Shareholders' Equity as of and through the end of such fiscal year, setting forth in each case in comparative form the figures for the preceding fiscal year. The Consolidated Balance Sheet and Statements of Earnings, Cash Flows and Shareholders' Equity shall be certified without qualification by the Accountants, which certification shall (i) state that the examination by such Accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) include the opinion of such Accountants that such Consolidated financial statements have been prepared in conformity with GAAP, except as otherwise specified in such opinion.

          (b) As soon as available, but in any event not later than 60 days after the end of each of the first three quarterly accounting periods in each fiscal year of the Company, (i) a copy of the Company's Report on SEC Form 10-Q and (ii) a certificate of the Chief Financial Officer of the Company (or such other officer as shall be acceptable to the Agent) in detail reasonably satisfactory to the Agent (1) stating that there exists no violation of any of the terms or provisions of the Loan Documents or occurrence of any condition or event which would constitute a Default or Event of Default, or, if any such violation, condition or event exists or has occurred, specifying in such certificate all such violations, conditions and events, and the nature and status thereof and
(2) containing computations showing compliance with the provisions of paragraphs
7.11 and 7.12.

          (c) As soon as available, but in any event not later than 105 days after the end of the last quarterly accounting period in each fiscal year of the Company, the same certificate as is required by clause (b) (ii) above.

     7.2  Certificates; Other Information.
          -------------------------------

          Furnish to the Lenders:

          (a) Prompt written notice if (i) any Indebtedness or Contingent Obligation of the Company or any of its Subsidiaries, in excess of $10,000,000 in the aggregate, is declared or shall become due and payable prior to its stated maturity, or is called and not paid when due, (ii) a default shall have occurred under any note or notes in excess of $10,000,000 in the aggregate (other than the Notes) or the holder of any such note or other evidence of Indebtedness in excess of $10,000,000 in the aggregate, or of a certificate or security evidencing any such Indebtedness or any obligee with respect to any other Indebtedness of the Company or any of its Subsidiaries in excess of $10,000,000 in the aggregate has the right to declare any such Indebtedness due and payable prior to its stated maturity as a result of such default or (iii) there shall have occurred and be continuing a Default or an Event of Default;

          (b) Prompt written notice of (i) any citation, summons, subpoena, order to show cause or other order naming the Company or any of its Subsidiaries a party to any proceeding before any Governmental Body (including, without limitation, proceedings relating to any alleged non-compliance with or alleged violation of the requirements of any federal, state or local environmental health and safety statutes or regulations or the release or the threatened release of any toxic or hazardous waste, substance or other constituent into the environment) which could reasonably be expected to have a Material Adverse Effect or which calls into question the validity or enforceability of any of the Loan Documents, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any material license, permit, franchise or other authorization issued to the Company or any of its Subsidiaries by any Governmental Body, the lapse or termination of which could reasonably be expected to result in a Material Adverse Effect, (iii) any refusal by any Governmental Body or any other Person to renew or extend any such material license, permit, franchise or other authorization with respect to which such refusal could reasonably be expected to result in a Material Adverse Effect and (iv) any dispute between the Company or any of its Subsidiaries and any Person, which dispute could reasonably be expected to have a Material Adverse Effect;

          (c) Promptly upon becoming available, copies of all (i) financial statements, reports and proxy statements which the Company may have sent to its stockholders generally and copies of all registration statements (other than Form S-8 or similar forms) and regular, periodic or special reports, schedules and other material (excluding exhibits to registration statements and reports) which the Company may now or hereafter be required to file with or deliver to any securities exchange or the Securities and Exchange Commission, or any other Governmental Body succeeding to the functions thereof, and with any national securities exchange and (ii) material news releases and annual reports relating to the Company or any of its Subsidiaries; and

          (d) With reasonable promptness, such other information and financial data as the Agent or any Lender may reasonably request.

     7.3  Legal Existence.
          ---------------

          Except as permitted by paragraphs 8.2, 8.3 and 8.6, maintain, and cause each of its Significant Subsidiaries to maintain, its corporate existence in good standing in the jurisdiction of its incorporation or formation and in each other jurisdiction in which the failure so to do could reasonably be expected to have a Material Adverse Effect.

     7.4  Taxes.
          -----

          Pay and discharge, and cause each of its Subsidiaries to pay and discharge, when due, all Taxes upon or with respect to the Company or such Subsidiary and upon the income, profits and Property of the Company and its Subsidiaries, which, if unpaid, could reasonably be expected to have a Material Adverse Effect or become a Lien on the Property of the Company or such Subsidiary, other than Permitted Liens, unless and to the extent only that such Taxes shall be contested in good faith and by appropriate proceedings diligently conducted by the Company or such Subsidiary and provided that any such contested Taxes shall not constitute, or create, a Lien on any Property of the Company or such Subsidiary other than a Permitted Lien, and provided further that such reserve or other appropriate provision in accordance with GAAP shall have been made therefor.

     7.5  Insurance.
          ---------

          Maintain, and cause each of its Subsidiaries to maintain, insurance or self-insurance on its Property against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses, including, without limitation, product liability, public liability and workers' compensation insurance. The Company shall promptly file with the Agent such information concerning its insurance program and that of its Subsidiaries as the Agent may reasonably request.

     7.6  Payment of Indebtedness and Performance of Obligations.
          ------------------------------------------------------

          Pay and discharge, and cause each of its Subsidiaries to pay and discharge, when due, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, could reasonably be expected to (i) have a Material Adverse Effect or (ii) become a Lien upon Property of the Company or such Subsidiary other than a Permitted Lien, unless and to the extent only that the validity of such Indebtedness, obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted by the Company or such Subsidiary, and provided further that the Company shall give the Agent prompt notice of any such contest and that such reserve or other appropriate provision as shall be required in accordance with GAAP shall have been made therefor.

     7.7  Condition of Property.
          ---------------------

          At all times, maintain, protect and keep in satisfactory repair, working order and condition (ordinary wear and tear excepted) for the operation of its business, and cause each of its Significant Subsidiaries so to do, all Property reasonably necessary to the operation of the business of the Company and its Significant Subsidiaries.

     7.8  Observance of Legal Requirements; ERISA.
          ---------------------------------------

          Observe and comply in all material respects, and cause each of its Subsidiaries so to do, with all laws (including ERISA), ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Bodies, which may then be applicable to the Company and its Subsidiaries, a violation of which could reasonably be expected to have a Material Adverse Effect, except such thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by the Company or such Subsidiary, provided that the Company shall give the Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required in accordance with GAAP shall have been made therefor.

     7.9     Inspection of Property; Books and Records; Discussions.
             ------------------------------------------------------

          Keep proper books of record and account in which complete, true and correct entries in conformity with GAAP and all requirements of law shall be made of all material dealings and transactions in relation to its business and activities; and upon reasonable notice, permit representatives of the Agent and each Lender to visit the offices of the Company and its Significant Subsidiaries, to inspect any of its Property and examine or make copies or abstracts from any of its books and records at any reasonable time during business hours and as often as may reasonably be desired, and to discuss the business, operations, prospects, licenses, Property and financial condition of the Company and its Significant Subsidiaries with the officers thereof and with the Accountants.

     7.10 Licenses, Etc.
          -------------

          Maintain, and cause each of its Subsidiaries to maintain, in full force and effect, all material licenses, copyrights, patents, permits, applications, reports, authorizations and other rights as are reasonably necessary for the conduct of its business and the loss of which could reasonably be expected to have a Material Adverse Effect.

     7.11 Debt Service Ratio
          ------------------

          Maintain at all times a Debt Service Ratio of not less than 4.0:1.0.

     7.12 Leverage Ratio
          --------------

          Maintain at all times a Leverage Ratio of not greater than 2.0:1.0.


8.   NEGATIVE COVENANTS
     ------------------

     The Company hereby agrees that, so long as this Agreement is in effect, any Loan remains outstanding and unpaid, or any other amount is owing under any Loan Document, the Company shall not, directly or indirectly:

     8.1  Liens.
          -----

          Create, incur, assume or suffer to exist any Lien upon any of its Property or assets (other than Margin Stock), whether now owned or hereafter acquired, or permit any of its Subsidiaries so to do, except Permitted Liens.

     8.2  Merger and Acquisition.
          ----------------------

          Merge or consolidate with any Person, or acquire by purchase or otherwise all or substantially all of the assets of any Person, or permit any of its Subsidiaries so to do, except that (i) any of its Subsidiaries may be merged into or consolidated with any other Subsidiary of the Company, (ii) any of its Subsidiaries or any other Person may be merged into or consolidated with the Company, provided that the Company shall be the surviving corporation of such merger or consolidation, and any other Person may be merged into or consolidated with any Subsidiary of the Company, provided that such Subsidiary shall be the surviving corporation of such merger or consolidation and (iii) the Company or any of its Subsidiaries may acquire by purchase or otherwise all or substantially all of the assets of any Person provided that, with respect to all of the foregoing, immediately before and after giving effect thereto, no Default or Event of Default shall exist.

     8.3  Sale of Assets.
          --------------

          Sell, assign, exchange, lease, transfer or otherwise dispose of, or enter into sales and leasebacks with respect to, any of its assets (other than Margin Stock), other than in the ordinary course of business, or permit any of its Subsidiaries so to do, in an aggregate amount, on and after the Effective Date, in excess of 15% of its Consolidated assets (determined in accordance with GAAP), such assets to be valued at book value.

     8.4  Compliance with ERISA.
          ---------------------

          Become or permit any Commonly Controlled Entity to become an employer under or otherwise become obligated to contribute to any Multiemployer Plan without giving prior written notice thereof to the Agent and the Lenders; or engage in any "prohibited transaction", as such term is defined in Section 4975 of the Code or Section 406 of ERISA, with respect to any Single Employer Plan; or incur any "accumulated funding deficiency", as such term is defined in
Section 412 of the Code or Section 302 of ERISA; or terminate, or permit any of its Subsidiaries or any Commonly Controlled Entity to terminate, any Single Employer Plan which would result in any liability to the PBGC that could reasonably be expected to result in a Material Adverse Effect; or permit the occurrence of any Reportable Event or any other event or condition which presents a risk of such a termination by the PBGC of any Plan; or withdraw or effect a partial withdrawal from a Multiemployer Plan, which withdrawal or partial withdrawal could reasonably be expected to result in a Material Adverse Effect; or permit any of its Subsidiaries or any Commonly Controlled Entity which is an employer under such a

Multiemployer Plan so to do, which could reasonably be expected to result in a Material Adverse Effect.

     8.5  Business Changes.
          ----------------

          Materially change the nature of the business as conducted by the Company and its Subsidiaries taken as a whole on the date hereof in any way which could reasonably be expected to materially adversely affect the interests of the Lenders or the obligations of the Borrowers under the Loan Documents.


     8.6  Liquidation of Subsidiaries.
          ---------------------------

          Except as permitted by paragraph 8.3, liquidate the assets of any Subsidiary (other than Margin Stock).

9.   DEFAULT
     -------

     9.1  Events of Default.
          -----------------

          The following shall each constitute an "Event of Default" hereunder:

          (a) the failure of a Borrower to make any paymentof principal on any Note or under the Company Guaranty on the date when due and payable; or

          (b) the failure of a Borrower to make any payment of interest or any fees or expenses payable hereunder or under any other Loan Document for five or more Business Days after the same shall be due and payable; or

          (c) the use by a Borrower of the proceeds of any Loan in a manner inconsistent with or in violation of paragraph 2.15; or

          (d) the failure of the Company to observe or perform any covenant or agreement contained in paragraphs 7.11 and 7.12 or paragraph 8; or

          (e) the failure of a Borrower to observe or perform any other term, covenant, or agreement contained in this Agreement and such failure shall have continued unremedied for a period of 30 days after the Company shall have obtained knowledge thereof; or

          (f) any representation or warranty of a Borrower (or of any officer of such Borrower on its behalf) made in this Agreement or any other Loan Document or in any certificate, report or other document delivered or to be delivered pursuant to this Agreement or any other Loan Document, shall prove to have been incorrect or misleading

(whether because of misstatement or omission) in any material respect when made; or

          (g) obligations of the Company or any of its Subsidiaries, whether as principal, guarantor, surety or other obligor, for the payment of Indebtedness in an aggregate amount in excess of $10,000,000, shall become or shall be declared to be due and payable prior to the expressed maturity or expiration thereof, or shall not be paid when due or within any grace period for the payment thereof, or the holder thereof shall have the right to declare such obligation due and payable prior to the expressed maturity thereof; provided, however, that no Default or Event of Default shall be deemed to occur under this paragraph 9.1(g) by reason of the acceleration of the maturity of any such obligation solely by reason of a default in the performance of a term or condition in any agreement or instrument under or by which such obligation is created, evidenced or secured, which term or condition restricts the right of the Company or any other Person to sell, pledge or otherwise dispose of any Margin Stock held by the Company or any other Person; or

          (h) the Company or any of its Significant Subsidiaries shall (i) suspend or discontinue its business (except, with respect to any Subsidiary of the Company, as permitted by paragraphs 8.2, 8.3 and 8.6), or (ii) make an assignment for the benefit of creditors, or (iii) generally not be paying its debts as such debts become due, or (iv) admit in writing its inability to pay its debts as they become due, or (v) file a voluntary petition in bankruptcy, or
(vi) become insolvent (however such insolvency shall be evidenced), or (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation, dissolution or winding up or similar relief under any present or future statute, law or regulation of any jurisdiction, or (viii) petition or apply to any tribunal for any receiver, custodian or any trustee (or other similar official) for any substantial part of its Property, or (ix) be the subject of any such proceeding filed against it which remains undismissed for a period of 60 days, or (x) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding, or (xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent (or other similar official) for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent (or other similar official) and such order remains in effect for 60 days, or (xii) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Company or such Subsidiary (except, with respect to any Subsidiary of the Company, as permitted by paragraph 7.3); or

          (i) an order for relief is entered under the United States or English bankruptcy laws or any other decree or order is entered by a court having jurisdiction (i) adjudging the Company or any of its Significant Subsidiaries bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, winding up, arrangement, adjustment or composition of or in respect of the Company or any of its Significant Subsidiaries under the United States or English bankruptcy laws or any other applicable Federal or state law, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, fiscal agent (or other similar official) of the Company or any of its Significant Subsidiaries or of any substantial part of the Property thereof, or (iv) ordering the winding up or liquidation of the affairs of the Company or any of its Significant Subsidiaries, and any such decree or order continues unstayed and in effect for a period of 60 days; or

          (j) Tambrands Ltd. shall cease to be a wholly-owned Subsidiary of the Company; or

          (k) judgments or decrees against the Company or any of its Subsidiaries aggregating in excess of $10,000,000 shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 60 days; or

          (l) any of the Loan Documents shall cease, for any reason, to be in full force and effect, or an officer of a Borrower having responsibility in connection with this Agreement or the transactions contemplated hereby shall so assert in writing.

          Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, (a) if such event is an Event of Default specified in clause (h) or (i) above, the Commitments shall immediately and automatically terminate and the Loans and all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall immediately become due and payable, and the Agent may, and upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided pursuant to the Loan Documents, and (b) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, and upon the direction of the Required Lenders shall, by notice to the Company, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate, and
(ii) with the consent of the Required Lenders, the Agent may, and upon the direction of the Required Lenders shall, by notice of default to the Company, declare the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, and the Agent may, and upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided pursuant to the Loan Documents or by law. Except as otherwise provided in this paragraph 9.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived. The Borrowers hereby further expressly waive and covenant not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of any of the Loan Documents.

          In the event that the Commitments shall have been terminated or the Notes shall have been declared due and payable pursuant to the provisions of this paragraph 9.1, any funds received by the Agent and the Lenders from or on behalf of a Borrower shall be applied by the Agent and the Lenders in liquidation of the Loans and the obligations of the Borrowers hereunder and under the Notes in the following manner and order: (i) first, to reimburse the Agent and the Lenders for any expenses due pursuant to the provisions of paragraph 11.5; (ii) second, to the payment of accrued and unpaid Facility Fees, Utilization Fees, and all other fees, expenses and amounts due hereunder (other than principal and interest on the Notes); (iii) third, to the payment of interest due on the Notes; (iv) fourth, to the payment of principal outstanding on the Notes; and (v) fifth, to the payment of any other amounts owing to the Agent and the Lenders under any of the Loan Documents. Any funds remaining after the foregoing applications shall be paid over to the Company or as a court may otherwise direct.


10.  THE AGENT
     ---------

     10.1 Appointment.
          -----------

          Each Lender hereby irrevocably designates and appoints BNY as the Agent of such Lender under the Loan Documents and each such Lender hereby irrevocably authorizes BNY, as the Agent for such Lender, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any of the other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent.

     10.2 Delegation of Duties.
          --------------------

          The Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining to such duties.

     10.3 Exculpatory Provisions.
          ----------------------

          Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except that the Agent shall be liable for its own gross negligence and willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by either Borrower or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of any party thereto, or any other Person, to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the Property, books or records of the Company or any of its Subsidiaries. The Agent shall not be under any liability or responsibility whatsoever, as Agent, to the Borrowers or any other Person as a consequence of any failure or delay in performance, or any breach, by any Lender of any of its obligations under any of the Loan Documents.

     10.4 Reliance by Agent.
          -----------------

          The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, opinion, letter, telegram, telecopy or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Agent.
The Agent may treat each Lender, or the Person designated in the last notice filed with it under this paragraph, as the holder of all of the interests of such Lender in its Loans and in its Notes until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Agent, shall have been filed with the Agent. The Agent shall not be under any duty to examine or pass upon the validity, effectiveness or genuineness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     10.5 Notice of Default.
          -----------------

          The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice thereof from a Lender or a Borrower. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Lenders.

     10.6 Non-Reliance on Agent and Other Lenders.
          ---------------------------------------

          Each Lender expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to such Lender and that no act by the Agent hereinafter, including any review of the affairs of the Borrowers or any Subsidiaries thereof, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent and the other Lenders that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under this Agreement or any of the Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries. Each Lender acknowledges that a copy of this Agreement and all exhibits and schedules hereto has been made available to it and its individual legal counsel for review, and each Lender acknowledges that it is satisfied with the form and substance of this Agreement and the exhibits and schedules hereto. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Borrowers or their Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     10.7 Indemnification.
          ---------------

          Each Lender agrees to indemnify the Agent in its capacity as such (to the extent not promptly reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to its Commitment Percentage from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever, including, without limitation, any amounts paid to the Lenders (through the Agent) by the Borrowers pursuant to the terms hereof, that are subsequently rescinded or avoided, or must otherwise be restored or returned, which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the other Loan Documents or any other documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the Agent. The agreements in this paragraph shall survive the payment of the Notes and all other amounts payable hereunder.

     10.8 Agent in Its Individual Capacity.
          --------------------------------

          BNY and its respective affiliates may make loans to, accept deposits from, issue letters of credit for the account of and generally engage in any kind of business with, the Borrowers and their Subsidiaries as though BNY was not the Agent hereunder. With respect to the Commitment made or renewed by BNY and any Note issued to BNY, BNY shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it was not the Agent, and the terms "Lender" and "Lenders" shall in each case include BNY.

     10.9 Successor Agent.
          ---------------

          If at any time the Agent deems it advisable, in its sole discretion, it may submit to each of the Lenders and the Company a written notification of its resignation as Agent under the Loan Documents, such resignation to be effective on the thirtieth day after the date of such notice. Upon any such resignation, the Required Lenders shall have the right, with the prior written consent of the Company (which consent shall not be unreasonably withheld), if at such time no Default or Event of Default exists, to appoint from among the Lenders a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, been consented to by the Company (if required), and accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may with the consent of the Company (which consent shall not be unreasonably withheld), if at such time no Default or Event of Default exists, on behalf of the Lenders, appoint a successor Agent, which successor Agent shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. At any time when no Default or Event of Default exists, the Company may replace the Agent with another Lender with the consent of the Required Lenders, which consent shall not be unreasonably withheld, such replacement to take effect on the thirtieth day after notice to the Agent by the Company. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the replaced Agent, and the replaced Agent's rights, powers, privileges and duties as Agent under the Loan Documents shall be terminated. The Borrowers and the Lenders shall execute such documents as shall be necessary to effect such new appointment. After any replaced Agent's resignation or removal hereunder as Agent, the provisions of this paragraph 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents. If at any time hereunder there shall not be a duly appointed and acting Agent, the Borrowers agree to make each payment due under the

Loan Documents directly to the Lenders entitled thereto during such time.


11.  OTHER PROVISIONS.
     ----------------

     11.1 Amendments and Waivers.
          ----------------------

          With the written consent of the Required Lenders, the Agent and the Borrowers may from time to time enter into written amendments, supplements or modifications hereof and, with the consent of the Required Lenders, the Agent on behalf of the Lenders may execute and deliver to any such parties a written instrument waiving or consenting to the departure, on such terms and conditions as the Agent may specify in such instrument, by the Borrowers from any of their obligations under the Loan Documents or waiving any Default or Event of Default and its consequences, or releasing or discharging any guarantor from its obligations under a guarantee; provided, however, that no such amendment, supplement, modification, waiver or consent shall (i) increase the Commitment of any Lender, (ii) extend the maturity date of any Loan or Note or extend the Termination Date except as provided in paragraph 2.18, (iii) decrease the rate of interest of, extend the time or manner of payment of, or increase or forgive the principal amount of any Note, (iv) decrease the Facility Fees or Utilization Fees or extend the time of payment thereof, (v) release the Company from its obligations under the Company Guaranty or (vi) change the provisions of this paragraph 11.1 without the consent of all of the Lenders; and provided further that no such amendment, supplement, modification, waiver or consent shall amend, modify or waive any provision of paragraphs 3.2 or 10 or otherwise change any of the rights or obligations of the Agent under the Loan Documents without the written consent of the Agent. Any such amendment, supplement, modification, waiver or consent shall apply equally to each of the Lenders and shall be binding upon the parties to the applicable Loan Document, the Lenders, the Agent and all future holders of the Notes. In the case of any such waiver, the Borrowers, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the Notes and the other Loan Documents as if such Default or Event of Default had not occurred, provided, however, that any such waiver of any Default or Event of Default shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

     11.2 Notices.
          -------

          Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, first-class postage prepaid, or, in the case of telecopier notice, when sent, addressed as follows in the case of the Borrowers and the Agent, and, in the case of each of the Lenders, when addressed to the Domestic Lending Office of such Lender as set forth in Schedule I, or to such other addresses as to which the Agent may be hereafter notified by the respective parties hereto or as to which the Company may be hereafter notified by the Agent or by any Lender:

          The Company:

          Tambrands Inc.
          777 Westchester Avenue
          White Plains, New York 10604
          Attention:  Vice President - International Counsel
          Telephone:  (914) 696-6544
          Telecopy:   (914) 696-6770

          and

          Attention:  Martha B. Lindsay,
                      Treasurer
          Telephone: (914) 696-6560
          Telecopy:  (914) 696-6767


          Tambrands Ltd.:

          Tambrands Limited
          Hollywood House
          Church Street East
          Woking, Surrey GU21 1HJ
          England
          Attention:  Anthony O'Neill,
                      Vice President Finance - International
          Telephone:  (44 483) 774 730
          Telecopy:   (44 483) 771 689


          The Agent:

          The Bank of New York
          Agency Function Administration
          One Wall Street
          New York, New York 10286
          Attention:  Frances Ryan,
          Telephone:  (212) 635-4698
          Telecopy:   (212) 635-6365,


except that any notice, request or demand by a Borrower to or upon the Agent or the Lenders pursuant to paragraphs 2.2, 2.3, 2.5, 2.6, 2.7 or 2.18 shall not be effective until received.

     11.3 No Waiver; Cumulative Remedies.
          ------------------------------

          No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     11.4 Survival of Representations and Warranties.
          ------------------------------------------

          All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents.

     11.5 Payment of Expenses and Taxes.
          -----------------------------

          The Borrowers, jointly and severally, agree, promptly upon presentation of a statement or invoice therefor, and whether or not any Loan is made, (a) to pay or reimburse the Agent for all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, or waiver or consent under the Loan Documents, any documents prepared in connection therewith and the consummation of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of counsel, (b) to pay or reimburse the Agent and each Lender for their respective reasonable costs and expenses incurred in connection with the enforcement of any rights under the Loan Documents, including, without limitation, reasonable fees and disbursements of their respective counsel, (c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying Taxes owed by either Borrower, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, and (d) to pay, indemnify and hold each Lender and the Agent and each of their respective officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be or become payable to any third party (including, without limitation, reasonable counsel fees and disbursements) with respect to the execution, delivery, enforcement and performance of the Loan Documents or the use of the proceeds of the Loans (all the foregoing, collectively, the

"Indemnified Liabilities") and, if and to the extent that the foregoing
 -----------------------
indemnity may be unenforceable for any reason, the Borrowers, jointly and severally, agree to make the maximum payment permitted under applicable law; provided, however, that the Borrowers shall have no obligation hereunder to pay Indemnified Liabilities to the Agent or any Lender arising from the gross negligence or willful misconduct of the Agent or such Lender. The agreements in this paragraph shall survive the termination of the Commitments and the payment of the Notes, and all other amounts payable hereunder.

     11.6 Lending Offices.
          ---------------

          Each Lender shall have the right at any time and from time to time to transfer any Loan to a different office, provided that such office shall promptly comply with the requirements of paragraph 2.10(b) hereof, if applicable, and such Lender shall promptly notify the Agent and the applicable Borrower of any such change of office. Such office shall thereupon become such Lender's Domestic Lending Office, Eurodollar Lending Office or Alternate Currency Lending Office, as the case may be.

     11.7 Successors and Assigns.
          ----------------------

          (a) This Agreement and the Notes shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Agent, and all future holders of the Notes and their respective successors and assigns, except that the Borrowers may not assign, delegate or transfer any of their rights or obligations under the Loan Documents without the prior written consent of the Agent and each Lender (except that, upon prior written notice to the Agent and the Lenders, Tambrands Ltd. may assign all of its rights and obligations under the Loan Documents to the Company).

          (b) Each Lender shall have the right at any time, upon written notice to the Agent and the Borrowers of its intent to do so, and subject to compliance with applicable securities laws, to sell, assign or transfer, on a pro rata basis, a constant, and not a varying, percentage of all of such Lender's rights and obligations with respect to its Loans, its Commitment and its Notes (i) to one or more of the other Lenders (or to Affiliates of such Lender or such other Lenders) or, (ii) with the prior written consent of the Company after consultation with the Agent (which consent shall not be unreasonably withheld and shall not be required during the continuation of any Default or Event of Default) to any other bank, insurance company or financial institution, provided that (x) each such sale, assignment or transfer shall be in a minimum amount of $10,000,000, or such amount plus an integral multiple thereof, (y) the assignee agrees to comply with the provisions of paragraph 2.10(b) hereof, if applicable, and (z) other than with respect to a sale, assignment or transfer by a Lender pursuant to paragraph 11.7(e) or to an Affiliate of such Lender, there shall be paid to the Agent an assignment fee (the "Assignment Fee") of $2,000. For each such sale, assignment or transfer,
      --------------
the parties thereto shall execute and deliver to the Agent for its acceptance and recording, an Assignment and Acceptance Agreement in the form of Exhibit L. Upon such execution, delivery, acceptance and recording by the Agent, from and after the effective date specified in such Assignment and Acceptance Agreement and agreed to by the Agent, the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under this Agreement. Each Borrower agrees that, upon the written request of the Agent, (A) the Company shall issue to the assignee a Note payable to such assignee in the form of Exhibit D-1 and (B) Tambrands Ltd. shall exchange the existing Note of Tambrands Ltd. payable to the order of the assignor Lender (which existing Note shall be cancelled and returned by the assignor Lender to the Company) for a new Note of Tambrands Ltd. in the form of Exhibit D-2, payable to the assignee in the principal amount of such assignee's assumed Commitment and, if the assignment is less than 100% of the assignor Lender's Loans and Commitment, a new Note of Tambrands Ltd., in the form of Exhibit D-2, payable to such assignor Lender in the principal amount of such assignor Lender's balance of its Commitment.

          (c) Each Lender may, subject to compliance with applicable securities laws, grant participations in all or any part of its Loans, its Notes or its Commitment to the parent, any Affiliate, any Subsidiary or any branch of such Lender or to one or more banks, insurance companies, financial institutions, pension funds or mutual funds or any other Person, provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (iv) such Lender shall give prior written notice to the Agent of the identity and amount of such participation, (v) no sub-participations shall be permitted and
(v) the rights of any holder of any such participation shall be limited to the right to consent to any action taken or omitted to be taken by such Lender under this Agreement which would (a) increase the Commitment of such Lender, (b) reduce the Facility Fees, the Utilization Fees or the interest rate payable on, or increase or forgive any part of the principal amount of, the Notes, or (c) extend the maturity date of the Notes or extend the Termination Date except as provided in paragraph 2.18, or postpone the payment or scheduled due dates for payments of principal, interest, Utilization Fees and Facility Fees. Any such participant shall for purposes of paragraphs 2.10, 2.11, 2.12, 2.13, 2.16 and 11.5, be deemed to be a "Lender", provided, that in no event shall the Borrowers be liable for any amounts under said paragraphs in excess of the amounts for which they would be liable but for such participation.

          (d) No Lender shall, as between and among the Borrowers, the Agent and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or granting of participations in, all or any part of its Loans, its Commitment or its Notes, except that a Lender shall be relieved of its obligations to the extent of any such sale, assignment or transfer of all or any part of its Loans, its Commitment or its Notes in accordance with paragraph (b) above (other than with respect to a sale, assignment or transfer by a Lender to an Affiliate of such Lender or an Affiliate of another Lender, unless the applicable Borrower shall have consented to such sale, assignment or transfer).

          (e) Notwithstanding anything to the contrary contained in this paragraph 11.7, any Lender may at any time and from time to time assign all or any portion of its rights under this Agreement with respect to its Loans, its Commitment and its Note to a Federal Reserve Bank. No such assignment shall release such Lender from its obligations hereunder.

     11.8 Counterparts.
          ------------

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of this Agreement signed by all the parties shall be lodged with each of the Borrowers and the Agent.

     11.9 Governing Law.
          -------------

          This Agreement and the Notes and the rights and obligations of the parties hereunder and thereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     11.10     Headings.
               --------

          Paragraph headings have been inserted herein for convenience only and shall not be construed to be a part hereof or thereof.

     11.11     Severability.
               ------------

          Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

     11.12     Integration.
               -----------

          This Agreement and the Notes embody the entire agreement and understanding among the Borrowers, the Agent and the Lenders with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the Borrowers, the Agent and the Lenders with respect to the subject matter hereof and thereof.

     11.13     Consent to Jurisdiction.
               -----------------------

          The Borrowers, the Agent and the Lenders hereby irrevocably submit to the jurisdiction of any New York State or Federal Court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. The Borrowers, the Agent and the Lenders hereby irrevocably waive, to the fullest extent permitted by law, any objection which any thereof may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Borrowers, Agent and the Lenders hereby agree that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon each thereof.

     11.14     No Limitation on Service or Suit.
               --------------------------------

          Nothing in the Loan Documents or any modification, waiver, consent or amendment thereto, shall affect the right of the Agent or any Lender to serve process in any manner permitted by law or limit the right of the Agent or any Lender to bring proceedings against either of the Borrowers in the courts of any jurisdiction or jurisdictions in which such Borrower may be found. Tambrands Ltd. waives personal service of process upon it and hereby appoints the Company as its sole agent for the purpose of accepting service of process in accordance with this paragraph 11.14.

     11.15     WAIVER OF TRIAL BY JURY.
               -----------------------

          THE AGENT, THE LENDERS, AND THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, EACH BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE AGENT OR THE LENDERS, OR COUNSEL TO THE AGENT OR THE LENDERS, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. EACH BORROWER ACKNOWLEDGES THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

     11.16     Change in Control.
               -----------------

          The Company agrees to give the Agent prompt written notice (and the Agent shall promptly provide a copy thereof to each Lender) if at any time (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act) of a "controlling interest" (as defined below) of the outstanding shares of voting Stock of the Company pursuant to one or more transactions not approved by at least a majority of the individuals, in their capacities as directors, who served as directors of the Company on the date one year prior to the date of the first acquisition of voting Stock leading to such acquisition, provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied such one-year requirement if such director was elected by, or on the recommendation of, at least a majority of the directors who were directors at the beginning of such period (either actually or by prior operation of this provision), or (ii) a change in the majority of the board of directors of the Company occurs and the election of such majority was not supported by a majority of the incumbent board of directors. At any time not less than 30 days after receipt of such notice by the Agent, which notice shall specifically refer to this paragraph 11.16, or the Agent having received knowledge of such event, no notice having been given, the Agent, at the request of the Required Lenders, shall notify the Company that the Commitments have been terminated and that the Notes and the Loans and all other obligations payable hereunder are to be paid in full within 10 days after the date of such notice from the Agent, whereupon the Notes and the Loans and all such other obligations under the Loan Documents shall become immediately due and payable. For purposes of this paragraph, a "controlling interest" shall mean either (a) a majority of the outstanding shares of voting Stock of the Company or (b) such lesser amount of shares of voting Stock that, in practice, enables such Person or Persons to replace a majority of the board of directors of the Company during any 12 month period.

     11.17     Confidentiality.
               ---------------

          Each Lender agrees that, without the prior written consent of the Company, it will not disclose the terms of this Agreement to any Person except
(i) its accountants, attorneys and other advisors who have a need to know such information and who agree to be bound by the provisions of this paragraph 11.17,
(ii) to the extent such information is required to be disclosed to any regulatory or administrative body or commission to whose jurisdiction such Lender is subject, (iii) to the extent such information is required to be disclosed by subpoena or similar process of applicable law or regulation, (iv) to the extent that a Borrower has previously disclosed such information publicly or such information is otherwise in the public domain (except by virtue of a breach by such Lender of its obligations under this paragraph 11.17) at the time of disclosure and (v) in connection with a prospective assignment, grant of a participation interest or other transfer by such Lender of any of its interest in this Agreement or the Notes, provided that the Person to whom such information is disclosed shall agree to be bound by the provisions of this paragraph 11.17.

     11.18     Set-off.
               -------

          In addition to any rights and remedies provided by law, upon the occurrence of an Event of Default and acceleration of the obligations owing in connection with the Loan Documents, or at any time upon the occurrence and during the continuance of an Event of Default under paragraphs 9.1(a) or 9.1(b), each Lender shall have the right, without prior notice to the Borrowers, any such notice being expressly waived by each Borrower, to set off and apply against any indebtedness, whether matured or unmatured, of a Borrower to such Lender, any amount owing from such Lender to such Borrower, at, or at any time after, the happening of any of the above-mentioned events. To the extent not prohibited by applicable law, the aforesaid right of set-off may be exercised against a Borrower, or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of such Borrower or against anyone else claiming through or against such Borrower or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised prior to the making, filing or issuance, or service upon the Agent or any Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the applicable Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

     11.19 Judgment Currency.
           -----------------

          The Borrowers' obligations hereunder and under the other Loan Documents to make payments in Dollars or in any Alternate Currency (the

"Obligation Currency") shall not be discharged or satisfied by any tender or
- - --------------------
recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Agent or such Lender under this Agreement or the other Loan Documents.

12.  COMPANY GUARANTY
     ----------------

          In order to induce the Lenders to make Alternate Currency Loans to Tambrands Ltd., the Company hereby agrees as follows:

     12.1 Guaranty.
          --------

          The Company hereby absolutely, irrevocably and unconditionally guarantees to the Agent and the Lenders the full and prompt payment when due (including any grace period therefor set forth in paragraph 9.1(b)), whether at stated maturity, by acceleration, by mandatory prepayment or otherwise, of all obligations, now existing and hereafter arising, of Tambrands Ltd., including all principal and interest (whether accruing before or after any event set forth in paragraphs 9.1(h) or (i) and whether or not allowed) under the Loan Documents to which it is a party, and whether direct, indirect or contingent, incurred as primary obligor or otherwise, secured or unsecured and whether or not on open account, and all costs and expenses incurred by the Agent and the Lenders in enforcing any thereof, whether or not suit is instituted (as the same may be amended, increased, modified, renewed, refunded, extended, increased or refinanced from time to time, collectively, the "Guaranteed Obligations").
                                                 ----------------------
Regardless of whether the Agent or the Lenders are prevented or otherwise hindered by law from collecting or otherwise enforcing any of the Guaranteed Obligations in accordance with their terms, whether as the result of the commencement of any bankruptcy or similar proceedings against Tambrands Ltd. or otherwise, the Agent and the Lenders shall be entitled to receive hereunder from the Company upon demand therefor the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

     12.2 Absolute Obligation.
          -------------------

          The obligations of the Company hereunder shall be absolute, irrevocable, unconditional and continuing until all of the Guaranteed Obligations are indefeasibly paid in full in cash, the Commitments have terminated and this Agreement is of no further force and effect, and shall not be subject to any counterclaim, right of set-off or any defense whatsoever. The Company acknowledges and agrees that the Agent and the Lenders have no responsibility or liability, and shall not be deemed to have made any representation or warranty, with respect to the validity or enforceability of any of the Loan Documents or any document executed or delivered in connection therewith or the collectability of the Guaranteed Obligations. The Agent and the Lenders shall have no obligation to enforce any Loan Document by any action, including, without limitation, making or perfecting any claim against Tambrands Ltd., prior to being entitled to the benefits of this Company Guaranty. Nothing except the indefeasible cash payment in full of the Guaranteed Obligations shall release the Company from liability under this Company Guaranty.

     12.3 Guaranty of Payment.
          -------------------

          This Company Guaranty is a guaranty of payment. The liability and obligations of the Company shall be primary, direct and absolute, and the Company hereby waives any right to require that resort be had by the Agent or the Lenders against Tambrands Ltd. or any other Person, or to require that resort be had by the Agent or the Lenders to any direct or indirect collateral security. The Agent may, at its option, proceed against the Company in the first instance to enforce any obligation to collect any monies, the payment of which is guaranteed hereby, without first proceeding against Tambrands Ltd. or any other Person and without first resorting to any other remedies, as the Agent may deem advisable. The liability of the Company hereunder shall in no way be affected or impaired by any acceptance by the Agent or any Lender of any direct or indirect security for, or other guarantor upon, any indebtedness, liability or obligation of Tambrands Ltd. to the Agent or any Lender, or by any failure, delay, neglect or omission of the Agent or any Lender to realize upon or perfect any such security, indebtedness, liability or obligation, or by any direct or indirect collateral security therefor, or by the bankruptcy, reorganization, winding up or insolvency of, or by any other proceeding for the relief of debtors commenced against, Tambrands Ltd. or any other Person, or by the release, exchange, substitution or any loss or impairment of any collateral security, or the liability of any other Person in respect of the Guaranteed Obligations, including, without limitation, the release of any other guarantor or any collateral security provided thereby, or by the invalidity or unenforceability of this Agreement, the Notes or any other Loan Document, or any of the Guaranteed Obligations against Tambrands Ltd. for any reason, or by any amendment or waiver of or any consent under or departure from this Agreement, or the Notes or any other Loan Document, or by any other reason whatsoever.

     12.4 Repayment in Bankruptcy.
          -----------------------

          If, at any time or times subsequent to the performance by the Company of its obligations hereunder or the termination of this Company Guaranty, the Agent or any Lender shall be required to repay any amounts previously paid by or on behalf of the Company or Tambrands Ltd. in reduction of the Guaranteed Obligations under any Loan Document by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Company unconditionally agrees to pay to the Agent or such Lender on demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such demand to the date of payment to the Agent or such Lender at the applicable after-maturity rate set forth in paragraph 2.8(c).

     12.5 Waiver of Subrogation.
          ---------------------

          The Company expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against any other Person directly or contingently liable for the Guaranteed Obligations, or against or with respect to such Person's Property, arising from the existence or performance of this Company Guaranty. In furtherance, and not in limitation, of the preceding waiver, the Company agrees that in the event that any money or other Property is transferred to the Agent by the Company pursuant to this Company Guaranty in reduction of the Guaranteed Obligations, such transfer shall be deemed to be a contribution to the capital of Tambrands Ltd. in an amount equal to the fair market value of the Property so transferred as of the date of such transfer, and any such transfer shall not cause the Company to be a creditor of Tambrands Ltd.

     12.6 Other Provisions in Company Guaranty.
          ------------------------------------

          (a) No failure by the Agent or any of the Lenders to exercise, and no delay by the Agent or any of the Lenders in exercising, any right or remedy hereunder shall operate as a waiver thereof.

          (b) This Company Guaranty, and the obligations of the Company under this Company Guaranty, may not be assigned or otherwise delegated.

          (c) The Company waives all errors or omissions of the Agent or any Lender in connection with the administration of the Loans and any collateral security therefor, except errors or omissions which constitute gross negligence or willful misconduct.

          (d) Without limiting the foregoing, the Company waives any act or omission of the Agent or any Lender which may affect or change in any way the liability of the Company under this Company Guaranty.

          (e) Each and every right, remedy and power granted to the Agent and the Lenders hereunder or allowed at law or by any other agreement shall be cumulative and not exclusive, and may be exercised by the Agent and the Lenders from time to time.

          (f) This Company Guaranty shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

          (g) The Company hereby waives presentment, demand for payment, notice of default, non-performance and dishonor, protest and notice of protest of or in respect of this Agreement, the Notes and any other Loan Documents and the incurrence of the Guaranteed Obligations, notice of acceptance of this Company Guaranty and reliance hereupon by the Agent and the Lenders, and notice of the making of any Loans pursuant to this Agreement, notice of any sale of collateral security or any default of any sort.

          (h) The Company agrees that the Agent and the Lenders may at any time, without notice to or consent of the Company, and without in any manner affecting the liability of the Company hereunder, amend, increase, extend, modify, supplement or waive any term or condition of this Agreement, the Notes, any other Loan Document or all or any part of the Guaranteed Obligations and any collateral security therefor (provided that any such amendment, increase, extension, modification, supplement or waiver is made in accordance with paragraph 11.1) and otherwise deal with Tambrands Ltd. as if this Company Guaranty did not exist, and the Company shall be bound by, and this Company Guaranty shall automatically extend to, this Agreement, the Notes and the other Loan Documents and the Guaranteed Obligations as so amended, increased, extended, modified, supplemented or waived without any action required by the Company.

          (i) No provision of this Company Guaranty may be waived, modified or otherwise changed by any means, including, without limitation, any course of dealing, course of performance or trade usage, or oral evidence of any nature, except pursuant to a writing executed pursuant to paragraph 11.1 by the party against which enforcement of such waiver, modification or change is sought.

          (j) The Company agrees that any statement of account from the Agent or any Lender to Tambrands Ltd. which binds Tambrands Ltd. shall also be binding upon the Company and that copies of the Agent's or such Lender's said statements of account maintained in the regular course of business may be used in evidence against the Company in order to establish the obligations of the Company hereunder.

     The parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              TAMBRANDS INC.



                              By: ________________________
                              Title: _____________________


                              TAMBRANDS LIMITED



                              By: ________________________
                              Title: _____________________



                              THE BANK OF NEW YORK,
                              Individually and as Agent



                              By: _______________________
                              Title: Vice President



                              BANK BRUSSELS LAMBERT,
                              NEW YORK BRANCH



                              By: ________________________
                              Title: _____________________

                              CITIBANK, N.A.



                              By: ________________________
                              Title: _____________________



                              NATIONAL WESTMINSTER BANK, plc



                              By: ________________________
                              Title: _____________________



                              ROYAL BANK OF CANADA



                              By: ________________________
                              Title: _____________________



                              SOCIETE GENERALE,
                                NEW YORK BRANCH



                              By: ________________________
                              Title: _____________________

                                   EXHIBIT A
                                   ---------

                                  COMMITMENTS
                                  -----------

BANK                        COMMITMENT               PERCENTAGE
- - ----                        ------------             ----------
The Bank of New York        $30,000,000               20%


Bank Brussels Lambert,      $24,000,000               16%
New York Branch

Citibank, N.A.              $24,000,000               16%


National Westminster
   Bank, plc                $24,000,000               16%


Royal Bank of Canada,       $24,000,000               16%


Societe Generale,
 New York Branch            $24,000,000               16%

                             ___________              ___
     Totals                 $150,000,000              100%


                                   EXHIBIT B
                                   ---------

                          FORM OF A BORROWING REQUEST
                          ---------------------------



                                                             _____________, 19__


The Bank of New York, as Agent
Agency Function Administration
One Wall Street
New York, New York 10286
Attention:  Frances Ryan


     Re: Amended and Restated Credit Agreement, dated as of September 6, 1994, by and among TAMBRANDS INC., TAMBRANDS LIMITED, the Lenders party thereto, and THE BANK OF NEW YORK, as Agent (as amended from time to time, the "Agreement")
         -----------------------------------------------------------------------

     Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.

     Pursuant to paragraph 2.2 of the Agreement, [the Company] [Tambrands Ltd.] hereby gives notice of its intention to borrow [$_______________] on ________________, 19__, which borrowing shall consist of the following A Loans:


     Type of Loan
     (Base Rate, Eurodollar,            Interest Period for
     or Alternate                       Eurodollar Loans or
     Currency Loan)         Amount      Alternate Currency Loans
     --------------         ------      ------------------------

1.

2.

3.

     The Company, with respect to any A Borrowing requested by the Company or Tambrands Ltd., and, Tambrands Ltd., with respect to any A Borrowing requested by Tambrands Ltd., Tambrands Ltd., hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the A Loans requested hereby:

          (a) There exists and there shall exist no Default or Event of Default under the Agreement.

          (b) The proceeds of such Loans will be used in accordance with paragraph 2.15 of the Agreement.

          (c) Each of the representations and warranties contained in the Agreement which is required to be made on such Borrowing Date is on the date hereof, and shall be on such Borrowing Date, true and correct.

          (d) A Material Adverse Change has not occurred since December 31,
1993.

     IN WITNESS WHEREOF, the Company and Tambrands Ltd., if applicable, has caused this certificate to be executed by its duly authorized officer as of the date and year first written above.


                                            TAMBRANDS INC.


                                            By:________________________
                                            Title:_____________________



                                            [TAMBRANDS LIMITED]


                                            By:________________________
                                            Title:_____________________

                                   EXHIBIT C
                                   ---------

                          FORM OF B BORROWING REQUEST
                          ---------------------------



                                                             _____________, 19__


The Bank of New York, as Agent
Agency Function Administration
One Wall Street
New York, New York 10286
Attention:  Frances Ryan

     Re: Amended and Restated Credit Agreement, dated as of September 6, 1994, by and among TAMBRANDS INC., TAMBRANDS LIMITED, the Lenders party thereto, and THE BANK OF NEW YORK, as Agent (as amended from time to time, the "Agreement")
         -----------------------------------------------------------------------


     Capitalized terms used herein which are defined in the Agreement shall have the meanings therein defined.

     Pursuant to paragraph 2.3 of the Agreement, the Company hereby gives notice of its desire to effect the following B Borrowing(s) under the Agreement:

 Date of                   Interest  Maturity  Interest Payment
B Borrowing     Amount      Period     Date          Date(s)
- - -----------     ------     --------  --------    ----------------

1.

2.

3.

     The Company hereby certifies that on the date hereof and on each Borrowing Date set forth above, and after giving effect to the B Loans requested hereby:

         (a) There exists and there shall exist no Default or Event of Default under the Agreement.

         (b) The proceeds of such Loans will be used in accordance with paragraph 2.15 of the Agreement.

         (c) Each of the representations and warranties contained in the Agreement which is required to be made on such Borrowing Date is on the date hereof, and shall be on such Borrowing Date, true and correct.

         (d) A Material Adverse Change has not occurred since December 31,
1993.

     IN WITNESS WHEREOF, the Company has caused this certificate to be executed by its duly authorized officer as of the date and year first written above.


                                            TAMBRANDS INC.


                                            By:________________________
                                            Title:_____________________

                                  EXHIBIT D-1
                                  -----------

                                 FORM OF NOTE
                                 ------------



$150,000,000*.                                            ______________, 1994

                                                          New York, New York



          FOR VALUE RECEIVED, TAMBRANDS INC., a Delaware corporation (the

"Company"), hereby promises to pay to the order of ___________________________
- - --------
(the "Lender"), at the office of The Bank of New York, as Agent (the "Agent"),
      ------                                                          -----
located at One Wall Street, New York, New York, or at such other place as the Agent may specify from time to time, in lawful money of the United States of America (or, with respect to Alternate Currency Loans, in pounds sterling, the lawful money of the United Kingdom), the applicable of the principal sum of $150,000,000 (including the Assigned Dollar Values of Alternate Currency Loans) or such lesser unpaid principal balance as shall be outstanding hereunder (as provided in paragraph 2.4 of the Agreement as defined below), together with interest from the date hereof, on the unpaid principal balance hereof, payable on the dates and at the rate or rates provided for in the Amended and Restated Credit Agreement, dated as of September 6, 1994, by and among the Company, Tambrands Limited, the Lenders party thereto, and the Agent (as the same may be amended, modified or otherwise supplemented from time to time, the "Agreement").
                                                                    ---------
Capitalized terms used herein that are defined in the Agreement shall have the meanings therein defined. In no event shall the interest rate payable in respect hereof exceed the Highest Lawful Rate.

          This Note is one of the Notes referred to in the Agreement, and is subject to the terms and is entitled to the benefits set forth therein. This Note shall mature on the Termination Date, and the principal of this Note is payable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the


_____________________
 * Maximum A and B Loans of the Lender, provided that such A and B Loans, when added to the principal amount of A and B Loans of all other Lenders under the Agreement, shall not exceed $150,000,000 (including the Assigned Dollar Values of Alternate Currency Loans).

Agreement. Except as otherwise provided in the Agreement, if any payment on this Note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next Business Day and interest shall be payable at the applicable rate or rates specified in the Agreement during such extension period.

          The Lender is hereby authorized to record on the Schedules annexed hereto (i) the date and amount of each A Loan or B Loan made by it to the Company, (ii) its character as, in the case of an A Loan, a Base Rate Loan, a Eurodollar or an Alternate Currency Loan, or as a B Loan, (iii) the Interest Period and interest rate applicable to each Eurodollar Loan, Alternate Currency Loan and B Loan, and (iv) the date and amount of each conversion or continuation of each A Loan to the Company, and each payment or prepayment of principal of, any Loan to the Company, in each case as and when such Loans are made, conversions or continuations of Loans are effected or payments or prepayments of Loans are received. The Lender may attach one or more continuation sheets to such Schedules as and when required. No failure to so record or any error in so recording shall affect the obligation of the Company to repay the Lender's Loans to the Company, together with interest thereon, as provided in the Agreement.

          Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived, except as specifically otherwise provided in the Agreement.

          This Note is being delivered in, and is intended to be performed in, the State of New York, and shall be construed and interpreted in accordance with, and be governed by, the internal laws of the State of New York.

          This Note may only be amended by an instrument in writing executed pursuant to the provisions of paragraph 11.1 of the Agreement.

                                            TAMBRANDS INC.



                                            By: _______________________

                                            Title: ____________________

                               SCHEDULE TO NOTE
                               ----------------

                                    A LOANS
                                    -------


- - --------------------------------------------------------------------------------
                      Interest      Amount of         Unpaid
Amount of   Type of   Period of   Principal Paid     Principal     Notation
  A Loan      Loan       Loan       or Prepaid        Balance       Made By
- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------

                               SCHEDULE TO NOTE
                               ----------------

                                    B LOANS
                                    -------


- - --------------------------------------------------------------------------------
                     Interest             Amount of
Amount                Period   Interest   Principal   Unpaid       Nota-
  of     Maturity      of      Rate of    Paid or     Principal    tion
B Loan    Date       B Loan    B Loan     Prepaid     Balance     Made By
- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------

                                  EXHIBIT D-2
                                  -----------

                                 FORM OF NOTE
                                 ------------



$____________.                                              ______________, 1994
                                                            New York, New York



          FOR VALUE RECEIVED, TAMBRANDS LIMITED, a company organized under the laws of England ("Tambrands Ltd."), hereby promises to pay to the order of
                  --------------
___________________________ (the "Lender"), at the office of The Bank of New
                                  ------
York, as Agent (the "Agent"), located at One Wall Street, New York, New York, or
                     -----
at such other place as the Agent may specify from time to time, in lawful money of the United States of America (or, with respect to Alternate Currency Loans, in pounds sterling, the lawful money of the United Kingdom), the applicable of the principal sum of $___________ (including the Assigned Dollar Values of Alternate Currency Loans) or such lesser unpaid principal balance as shall be outstanding hereunder (as provided in paragraph 2.4 of the Agreement as defined below), together with interest from the date hereof, on the unpaid principal balance hereof, payable on the dates and at the rate or rates provided for in the Amended and Restated Credit Agreement, dated as of September 6, 1994, by and among Tambrands Inc., Tambrands Ltd., the Lenders party thereto, and the Agent (as the same may be amended, modified or otherwise supplemented from time to time, the "Agreement"). Capitalized terms used herein that are defined in the
           ---------
Agreement shall have the meanings therein defined. In no event shall the interest rate payable in respect hereof exceed the Highest Lawful Rate.

          This Note is one of the Notes referred to in the Agreement, and is subject to the terms and is entitled to the benefits set forth therein. This Note shall mature on the Termination Date, and the principal of this Note is payable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Except as otherwise provided in the Agreement, if any payment on this Note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next Business Day and interest shall be payable at the applicable rate or rates specified in the Agreement during such extension period.

          The Lender is hereby authorized to record on the Schedule annexed hereto (i) the date and amount of each A Loan made by it to Tambrands Ltd., (ii) its character as a Base Rate Loan, a Eurodollar Loan or an Alternate Currency Loan, (iii) the Interest Period and interest rate applicable to each Eurodollar Loan and Alternate Currency Loan, and (iv) the date and amount of each conversion or continuation, or payment or prepayment of principal, of each A Loan to Tambrands Ltd., in each case as and when such Loans are made, conversions or continuations of Loans are effected or payments or prepayments of Loans are received. The Lender may attach one or more continuation sheets to such Schedule as and when required. No failure to so record or any error in so recording shall affect the obligation of Tambrands Ltd. to repay the Lender's Loans to Tambrands Ltd., together with interest thereon, as provided in the Agreement.

          Presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived, except as specifically otherwise provided in the Agreement.

          This Note is being delivered in, and is intended to be performed in, the State of New York, and shall be construed and interpreted in accordance with, and be governed by, the internal laws of the State of New York.

          This Note may only be amended by an instrument in writing executed pursuant to the provisions of paragraph 11.1 of the Agreement.

                                            TAMBRANDS LIMITED



                                            By: _______________________

                                            Title: ____________________

                               SCHEDULE TO NOTE
                               ----------------

                                    A LOANS
                                    -------


- - --------------------------------------------------------------------------------
                        Interest      Amount of      Unpaid
Amount of   Type of     Period of  Principal Paid   Principal   Notation
  A Loan      Loan        Loan       or Prepaid      Balance    Made By
- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------


- - --------------------------------------------------------------------------------

                                   EXHIBIT E
                                   ---------

                       LIST OF SIGNIFICANT SUBSIDIARIES
                       --------------------------------



      Tambrands Limited

      Tambrands France S. A.

      Tambrands AG

                                   EXHIBIT F
                                   ---------

                              LIST OF LITIGATION
                              ------------------



The Company or a Subsidiary is a defendant in a small number of pending product liability lawsuits based on allegations that toxic shock syndrome ("TSS") was contracted through the use of tampons. One TSS lawsuit, served on the Company in July 1994, purports to be a class action on behalf of all women who have contracted TSS through the use of tampons. The Company does not believe that class certification is warranted, and intends to vigorously contest any motion for class certification filed by the plaintiffs, as well as the allegations contained in the plaintiffs' complaint. A small number of pre-suit claims involving similar TSS allegations have also been asserted. The damages alleged vary from case to case and often include claims for punitive damages.

The Company and certain of its present and former officers have been named as defendants in certain shareholder lawsuits that have been filed in the United States District Court for the Southern District of New York and that have been consolidated under the caption In Re Tambrands Inc. Securities Litigation. The
                               ------------------------------------------
consolidated lawsuit purports to be a federal securities fraud class action on behalf of all purchasers of the Company's common stock during the period December 14, 1992 through June 2, 1993. The complaint alleges that the Company's disclosures during the alleged class period contained material misstatements and omissions concerning its anticipated future earnings. The complaint seeks an unspecified amount of damages on behalf of the purported class.

The Company is a nominal defendant in three purported shareholder derivative lawsuits that have been filed in the Supreme Court of the State of New York for Westchester County and that have been consolidated into a single action. Named collectively in the consolidated complaint as individual defendants are the Company's directors (and certain of its former directors) and two of its former officers. The complaint alleges that the officer-defendants exposed the Company to liability in the purported shareholder class action described in the preceding paragraph and misappropriated corporate opportunities by trading in the Company's stock on the basis of nonpublic information. One of the former officers is also alleged to have received improper reimbursements from the Company for alleged personal expenses.

The director-defendants are alleged to have acquiesced in the aforesaid alleged violations. The complaint seeks to recover on behalf of the Company an unspecified amount of damages from the individual defendants. No relief is sought against the Company.

The Company is involved in certain other legal proceedings incidental to the normal conduct of its business.

While it is not feasible to predict the outcome of these legal proceedings and claims with certainty, management is of the belief that any ultimate liabilities for damages either are covered by insurance, are provided for in the Company's financial statements or, to the extent not so covered or provided for, should not individually or in the aggregate have a material adverse effect on the Company's financial position.

                                   EXHIBIT G
                                   ---------

                                 LIST OF TAXES
                                 -------------


                                      None

                                   EXHIBIT H
                                   ---------

                            LIST OF EXISTING LIENS
                            ----------------------



Liens exist on the Property of the Company indicated with an asterisk on Exhibit M in the respective amounts indicated on such Exhibit.

                                   EXHIBIT I
                                   ---------

                       LIST OF PARAGRAPH 4.17 EXCEPTIONS
                       ---------------------------------

                                     None

                                   EXHIBIT J
                                   ---------

                              FORM OF OPINION OF
                              ------------------
                    VICE PRESIDENT - INTERNATIONAL COUNSEL
                    --------------------------------------
                                OF THE COMPANY
                                --------------



                                                     ___________, 199_


TO THE PARTIES LISTED
IN SCHEDULE A ATTACHED HERETO



          I am the Vice President - International Counsel of Tambrands Inc., a Delaware corporation (the "Company"), and have acted for it and for Tambrands
                           -------
Limited, a company organized under the laws of England ("Tambrands Ltd.") in
                                                         --------------
connection with the Amended and Restated Credit Agreement, dated as of September 6, 1994 by and among the Company, Tambrands Ltd., the Lenders party thereto and The Bank of New York, as Agent (the "Agreement"). Capitalized terms used herein
                                     ---------
which are defined in the Agreement shall have the meanings therein defined.

          In furnishing this opinion, I have examined and relied upon originals or copies (certified or otherwise identified to my satisfaction as being true copies) of such instruments, documents and certificates as to facts of officers of the Company, Tambrands Ltd. and government officials, and have conducted such investigations of fact and law, as I have deemed necessary or appropriate as the basis for the opinions hereinafter expressed, including, without limitation, (i) the Certificate of Incorporation and By-Laws of the Company, (ii) the Articles of Association and By-laws of Tambrands Ltd., (iii) the Agreement and (iv) the Notes. In such examination, I have assumed the genuineness of all signatures other than those on behalf of the Company or Tambrands Ltd., the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified copies or otherwise identified as copies and the authenticity of the originals of such copies. I have also assumed, in giving the opinions expressed herein, that each of the parties to the Agreement, other than the Company and Tambrands Ltd., has full power, authority and legal right to enter into and perform the Agreement and has duly authorized, executed and delivered the Agreement. With respect to questions of fact material to any opinions expressed herein, I have relied solely upon inquiries made of the appropriate officers of the Company and its Subsidiaries.

          I express no opinion as to any question of law other than with respect to the laws of the State of New York, the General Corporation Laws of the State of Delaware and the laws of the United States of America.

          Based upon and subject to the foregoing and the assumptions and qualifications stated herein, I am of the opinion that:

          1. The Company has only the Subsidiaries set forth in Exhibit E to the Agreement. The shares of each domestic Subsidiary of the Company are duly authorized, validly issued, fully paid and nonassessable and are owned free and clear of any Liens, except Permitted Liens.

          2. Each of the Borrowers and each domestic Subsidiary of the Company is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure to be so authorized could reasonably be expected to have a Material Adverse Effect.

          3. Each of the Borrowers has full corporate power and authority to enter into, execute, deliver and carry out the terms of the Agreement, to make the borrowings contemplated thereby, to execute, deliver and carry out the terms of the Notes and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary corporate action and are not in violation of such Borrower's Certificate of Incorporation or Articles of Association, as the case may be, or By-Laws.

          4. No consent, authorization or approval of, filing with, notice to, or exemption by, the Borrowers' respective stockholders, any Governmental Body or any other Person (except for those which have been duly obtained, made or given) is required to authorize, or is required in connection with, the execution and delivery by the Company of, and the performance by the Borrowers of their obligations under, the Loan Documents or is required as a condition to the validity or enforceability of the Loan Documents with respect to or against either Borrower. No provision of any applicable statute, law (including, without limitation, any applicable usury or similar law), rule or regulation of any Governmental Body will prevent the execution and delivery by the Borrowers of, or performance by the Borrowers of their obligations under, or affect the validity with respect to or against the Borrowers of, the Loan Documents.

          5. The Agreement constitutes, and the Notes, when issued and delivered pursuant thereto for value received, will constitute, the valid and legally binding obligations of the Borrowers enforceable in accordance with their respective terms.

          6. Except as set forth in Exhibit F to the Agreement, there are no actions, suits, arbitration proceedings or claims pending or, to the best of my knowledge after due inquiry, threatened against the Company or any of its Subsidiaries, or maintained by the Company or any of its Subsidiaries, at law or in equity, before any Governmental Body which, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect. There are no proceedings pending or, to the best of my knowledge after due inquiry, threatened against the Company or any of its Subsidiaries which call into question the validity or enforceability of any of the Loan Documents.

          7. None of the Company, Tambrands Ltd. or any of the domestic Subsidiaries of the Company or, to the best of my knowledge, any of the foreign Subsidiaries of the Company other than Tambrands Ltd., is in default under any mortgage, indenture, contract, agreement, judgment, decree or order to which it is a party or by which it or any of its Property is bound, which defaults, considered together, could reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Loan Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been duly obtained), or result in the creation or imposition of, or obligation to create, any Lien upon the Property of the Company or any Subsidiary of the Company pursuant to the terms of any such mortgage, indenture, contract, agreement, judgment, decree or order, which defaults, conflicts and consents (if not obtained) could reasonably be expected to have a Material Adverse Effect.

          8. None of the Company, Tambrands Ltd. or any of the domestic Subsidiaries of the Company or, to the best of my knowledge, any of the foreign Subsidiaries of the Company other than Tambrands, Ltd., is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default could reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries is complying in all material respects with all applicable statutes and regulations, of all Governmental Bodies, a violation of which could reasonably be expected to have a Material Adverse Effect.

          9. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock (other than treasury stock of the Company). No part of the proceeds of the Loans will be used, directly or indirectly, to purchase or carry any Margin Stock in a manner, or for a purpose, which violates any law, rule or regulation of any Governmental Body, including, without limitation, the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended.

          The foregoing opinions are subject to and qualified by the following additional qualifications:

          Each and every opinion, to the extent it relates to the enforceability of any agreement or obligation, is subject to and qualified by:

          1. the effect and application of bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect which relate to or limit creditors' rights generally; and

          2. the effect and application of general principles of equity, whether considered in a proceeding in equity or an action at law.

          This opinion is delivered by the undersigned to the Lenders, and only the Lenders shall be entitled to rely hereon. This opinion shall not be used or relied upon for any matter other than in connection with the Agreement.

                                     Very truly yours,



                                     Seth E. Herbert,
                                     Vice President -
                                     International  Counsel

                                  SCHEDULE A
                                  ----------


          THE BANK OF NEW YORK, individually and as Agent


          BANK BRUSSELS LAMBERT,
            NEW YORK BRANCH


          CITIBANK, N.A.


          NATIONAL WESTMINSTER BANK, plc


          ROYAL BANK OF CANADA


          SOCIETE GENERALE,
            NEW YORK BRANCH

                                   EXHIBIT K

                      FORM OF OPINION OF SPECIAL COUNSEL






                                                     __________, 199_


TO THE PARTIES
LISTED IN SCHEDULE A
ATTACHED HERETO

     Re: Amended and Restated Credit Agreement, dated as of September 6, 1994, by and among Tambrands Inc., Tambrands Limited, the Lenders party thereto, and The Bank of New York, as Agent (the "Agreement")
         -----------------------------------------------------------------------


     We have acted as Special Counsel in connection with the Agreement. Capitalized terms used herein which are defined in the Agreement shall have the same meanings as therein defined, unless the context hereof otherwise requires.

     We have examined originals or copies certified to our satisfaction of the documents required to be delivered pursuant to the provisions of paragraphs 5 and 6 of the Agreement. In conducting such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies.

     Based upon the foregoing examination, and relying with your permission upon the opinion of Seth E. Herbert, Vice President - International Counsel of the Company, and upon the representations and warranties of the Company contained in the Loan Documents, we are of the opinion that all legal preconditions to the making of the first Loans under the Agreement as set forth therein have been satisfactorily met.

                                                     Very truly yours,



                                                     EMMET, MARVIN & MARTIN

                                  SCHEDULE A
                                  ----------



           THE BANK OF NEW YORK, individually and as Agent


           BANK BRUSSELS LAMBERT,
             NEW YORK BRANCH


           CITIBANK, N.A.


           NATIONAL WESTMINSTER BANK, plc


           ROYAL BANK OF CANADA


           SOCIETE GENERALE,
             NEW YORK BRANCH

                                   EXHIBIT L
                                   ---------

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------

                          Dated _______________, 19__


     Reference is made to the Amended and Restated Credit Agreement, dated as of September 6, 1994 (as amended from time to time, the "Credit Agreement"), by and
                                                      ----------------
among TAMBRANDS INC., a Delaware corporation, TAMBRANDS LIMITED, a company organized under the laws of England, the LENDERS party thereto and THE BANK OF NEW YORK, as Agent for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     ____________________ (the "Assignor") and _______________ (the "Assignee")
hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse, a __% interest in and to all the Assignor's rights and obligations under the Loan Documents as of the Effective Date (as defined below) including, without limitation, such percentage interest in the Commitment of the Assignor on the Effective Date.

          2. The Assignor represents and warrants that (i) as of the date hereof, its Commitment (without giving effect to assignments thereof which have not yet become effective) is $____________ and the outstanding balances of its Base Rate Loans and Eurodollar Loans and its Alternate Currency Loans (unreduced by any assignments thereof which have not yet become effective) are $________ and (Pounds)__________, respectively and (ii) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor.

          3. The Assignor and the Assignee agree that, except as provided in paragraph 2 hereof, the Assignor makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto or (iii) the financial condition of the Company or any Subsidiary or the performance or observance by the Company or any Subsidiary of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

          4. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance Agreement (this "Agreement"); (ii)---------confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to paragraph 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is a permissible assignee under paragraph 11.7 of the Credit Agreement; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will become a party to the Credit Agreement on the Effective Date and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) agrees that it will keep confidential, in accordance with paragraph 11.17 of the Credit Agreement, all information with respect to the Company furnished to it by the Company or the Assignor (other than information generally available to the public or otherwise available to the Assignor on a nonconfidential basis).

          5. The Assignee specifies as its address for notices and as its Domestic Lending Office, Eurodollar Lending Office and Alternate Currency Lending Office, the offices set forth beneath its name on the signature page hereof.

          6. The effective date for this Agreement shall be __________ __, 19__ (the "Effective Date"). Following the execution hereof, this Agreement will be delivered to the Agent for acceptance and recording by it pursuant to paragraph
11.7 of the Credit Agreement. The Assignor shall deliver to the Agent a duly executed copy of this Agreement, together with its Note of Tambrands Ltd. and, if the Assignor is assigning 100% of its Loans and Commitments pursuant hereto, its Note of the Company. The Agent, upon its acceptance hereof, shall request the Company and Tambrands Ltd. to (i) issue to the Assignee a Note payable to the Assignee in the form of Exhibit D-1 and (ii) exchange the existing Note of Tambrands Ltd. payable to the order of such Assignor (which existing Note shall be cancelled and returned by the Assignor to the Company) for a new Note of Tambrands Ltd., in the form of Exhibit D-2, payable to the Assignee in the principal amount equal to $_____________ and a new Note of Tambrands Ltd., in the form of Exhibit D-2, payable to the Assignor in the principal amount equal to $_____________. If the assignment made pursuant to this Agreement is for 100% of the Assignor's rights and obligations under the Credit Agreement, no new Note shall be issued to the Assignor, and all existing Notes payable to the Assignor shall be cancelled and returned to the Company.

          7. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          8. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustment in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

          9. This Assignment and Acceptance may not be amended, changed, waived or modified except by a writing executed by the parties hereto.

          10. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

          11. This Assignment and Acceptance may be executed in any number of counterparts each of which shall be deemed to be an original. Each such counterpart shall become effective when counterparts have been executed by all parties hereto.

          12. This Assignment and Acceptance shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws.


                                    [NAME OF ASSIGNOR]


                                    By: ______________________
                                    Title: ___________________


                                    [NAME OF ASSIGNEE]


                                    By: ______________________
                                    Title: ___________________

                                    Notice Address:

                                    ______________________
                                    ______________________
                                    ______________________


                                    Domestic Lending Office:

                                    ______________________
                                    ______________________
                                    ______________________


                                    Eurodollar Lending Office:

                                    ______________________
                                    ______________________
                                    ______________________

                                    Alternate Currency
                                    Lending Office:

                                    ______________________
                                    ______________________
                                    ______________________

Accepted this __ day
of __________, 19__

THE BANK OF NEW YORK, as Agent



By: ___________________________
Title: ________________________

                                   EXHIBIT M
                                   ---------

                              LIST OF INDEBTEDNESS
                              --------------------

                                AT JUNE 30, 1994


Tambrands Inc.
- - --------------

    Capital lease with Frontier Computer Corp., net present value $499,000./*/

    Short-term borrowings in an aggregate amount of not more than $14,000,000 with a variety of banks.

    $150,000,000 Medium-Term Note Program pursuant to which $60,000,000 was issued and outstanding.

    $150,000,000 Commercial Paper Program pursuant to which $79,000,000 was outstanding.

    Standby Letters of Credit with The Bank of New York totalling $1,985,000.

    $500,000 Guarantee issued to Banco Sogeral for contingent obligations in Brazil.

Shenyang Tambrands Co. Ltd.
- - ---------------------------

    Loan with The Bank of China for the U.S. dollar equivalent of $1,848,000, of which $808,000 is secured by property and equipment./*/

                                   SCHEDULE I
                                   ----------

                            LIST OF LENDING OFFICES
                            -----------------------

                                  DOMESTIC                 EURODOLLAR                CURRENCY
                                  LENDING                  LENDING                   LENDING
BANK                              OFFICE                   OFFICE                    OFFICE
- - ----                              --------                 ----------                ---------
1.   THE BANK OF NEW YORK         One Wall Street          One Wall Street           One Wall Street
                                  New York, NY  10286      New York, NY  10286       New York, NY  10286
                                  Attn: Howard Bascom      Attn: Howard Bascom       Attn: Howard Bascom
                                  Telephone:212-635-1308   Telephone:212-635-1308    Telephone:212-635-1308
                                  Telecopy: 212-635-1480   Telecopy: 212-635-1480    Telecopy: 212-635-1480

2.   BANK BRUSSELS LAMBERT,       630 Fifth Avenue         630 Fifth Avenue          630 Fifth Avenue
      NEW YORK BRANCH             New York, NY  10111      New York, NY  10111       New York, NY  10111
                                  Attn: John Kippax        Attn: John Kippax         Attn: John Kippax
                                  Telephone: 212-632-5316  Telephone: 212-632-5316   Telephone: 212-632-5316
                                  Telecopy: 212-333-5768   Telecopy: 212-333-5786    Telecopy:  212-333-5786

3.   CITIBANK, N.A.               One Citicorp Plaza       One Citicorp Plaza        One Citicorp Plaza
                                  New York, NY 10043       New York, NY 10043        New York, NY 10043
                                  Attn: Corrin Berezuk     Attn: Corrin Berezuk      Attn: Corrin Berezuk
                                  Telephone: 212-559-4167  Telephone: 212-559-4167   Telephone: 212-559-4167
                                  Telecopy:  212-793-3963  Telecopy:  212-793-3963   Telecopy:  212-793-3963

4.   NATIONAL WESTMINSTER
      BANK, plc                   175 Water Street         175 Water Street          175 Water Street
                                  New York, NY 10038-4924  New York, NY  10038-4924  New York, NY  10038-4924
                                  Attn: David Apps         Attn: David Apps          Attn: David Apps
                                  Telephone: 212-602-4221  Telephone: 212-602-4221   Telephone: 212-602-4221
                                  Telecopy:  212-602-4500  Telecopy:  212-602-4500   Telecopy:  212-602-4500
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
5.   ROYAL BANK OF CANADA        c/o New York Operations Center    c/o New York Operations Center    c/o New York Operations Center
                                 Pierrepont Plaza                  Pierrepont Plaza                  Pierrepont Plaza
                                 300 Cadman Plaza West             300 Cadman Plaza West             300 Cadman Plaza West
                                 Brooklyn, NY  11201-2701          Brooklyn, NY  11201-2701          Brooklyn, NY  11201-2701
                                 Attention:  Manager, Loans        Attention:  Manager, Loans        Attention:  Manager, Loans
                                  Administration                    Administration                    Administration
                                 Telephone:  212-858-7168          Telephone:  212-858-7168          Telephone:  212-858-7168
                                 Telecopy:   718-522-6292/3        Telecopy:   718-522-6292/3        Telecopy:   718-522-6292/3

                                 One Financial Square              One Financial Square              One Financial Square
                                 (Old Slip & Front St.)            (Old Slip & Front St.)            (Old Slip & Front St.)
                                 24th Floor                        24th Floor                        24th Floor
                                 New York, NY 10005-3531           New York, NY  10005-3531          New York, NY  10005-3531
                                 Attn: Koren Reyes                 Attn: Koren Reyes                 Attn: Koren Reyes
                                 Telephone: 212-428-6277           Telephone: 212-428-6277           Telephone: 212-428-6277
                                 Telecopy:  212-428-6459           Telecopy:  212-428-6459           Telecopy:  212-428-6459

6.   SOCIETE GENERALE,           1221 Avenue of the Americas       1221 Avenue of the Americas       1221 Avenue of the Americas
      NEW YORK BRANCH            11th Floor                        11th Floor                        11th Floor
                                 New York, NY 10020                New York, NY 10020                New York, NY 10020
                                 Attn: Gordon Eadon                Attn: Gordon Eadon                Attn: Gordon Eadon
                                 Telephone: 212-________           Telephone: ____________           Telephone: ____________
                                 Telecopy:  212-________           Telecopy:  ____________           Telecopy:  ____________

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